UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 05740)

Exact name of registrant as specified in charter:	Putnam Managed Municipal Income Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2008

Date of reporting period: November 1, 2007—April 30, 2008

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Managed Municipal Income Trust

4|30|08

Semiannual Report

PUTNAM INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

What makes Putnam different?

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

Putnam
Managed Municipal
Income Trust

4 | 30 | 08
Semiannual Report

Message from the Trustees	2
About the fund	4
Performance snapshot	6
Interview with your fund’s Portfolio Leader	7
Performance in depth	13
Your fund’s management	16
Terms and definitions	18
Trustee approval of management contract	19
Other information for shareholders	24
Financial statements	25
Shareholder meeting results	64

Cover photograph: © Richard H. Johnson

Message from the Trustees

Dear Fellow Shareholder:

The past six months have presented the economy with the most serious set of challenges in many years, and the financial markets have reflected the uncertainty of the situation. However, given the circumstances, the economy has held up relatively well. In fact, for late 2007 and early 2008, economic growth has held steady at a rate of 0.6% . To be sure, current economic indicators present a mixed picture, but another, more likely, outcome is that the economy will weather this rough patch. The Federal Reserve Board has cut interest rates sharply and provided financial markets with ample liquidity, while Congress and the White House have come forward with a timely fiscal package of tax rebates and investment incentives. A growing number of economists now believe that the economy may avert a recession.

It is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, ensure your portfolio is well diversified, and seek the counsel of your financial representative.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more readable and accessible, and we hope you think so as well.

Lastly, we are pleased to report that on February 19, 2008, the merger of Putnam High Yield Municipal Trust into this fund was completed. We would like to take this opportunity to welcome new shareholders to the fund, and wish to thank all of our investors for your continued confidence in Putnam Investments.

Putnam Managed Municipal Income Trust: Potential
for income exempt from federal income tax

Municipal bonds finance important public projects such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Managed Municipal Income Trust offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

Municipal bonds are typically issued by states and local municipalities to raise funds for building and maintaining public facilities. The income from a municipal bond is generally exempt from federal income tax, and often state and local taxes. The bonds are backed by either the issuing city or town or by revenues collected from usage fees, and have varying degrees of credit risk — the risk that the issuer won’t be able to repay the bond.

The fund’s management team can select bonds from a variety of state and local governments throughout the United States. The fund also combines bonds of differing credit quality. In addition to investing in high-quality bonds, the team allocates a portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

When deciding whether to invest in a bond, the team considers factors such as credit risk, interest-rate risk, and the risk that the bond will be prepaid. The team is backed by Putnam’s fixed-income organization, one of the largest in the investment management industry, in which municipal bond analysts are grouped into sector teams and conduct ongoing research. Once a bond has been purchased, the team continues to monitor developments that affect the bond market, the sector, and the issuer of the bond. Typically, lower-rated bonds are reviewed more often because of their greater potential risk.

The goal of the management team’s research and active management is to stay a step ahead of the industry and pinpoint opportunities to adjust the fund’s holdings — either by acquiring more of a particular bond or by selling it — for the benefit of the fund and its shareholders.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Please consult with your tax advisor for more information. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Lower-rated bonds may offer higher yields in return for more risk. Unlike bonds, bond funds have ongoing fees and expenses. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

How do closed-end funds
differ from open-end funds?

More assets at work While open-end funds need to maintain a cash position to meet redemptions, closed-end funds are not subject to redemptions and can keep more of their assets invested in the market.

Traded like stocks Closed-end fund shares are traded on stock exchanges, and their market prices fluctuate in response to supply and demand, among other factors.

Market price vs. net asset value Like an open-end fund’s net asset value (NAV) per share, the NAV of a closed-end fund share equals the current value of the fund’s assets, minus its liabilities, divided by the number of shares outstanding. However, when buying or selling closed-end fund shares, the price you pay or receive is the market price. Market price reflects current market supply and demand and may be higher or lower than the NAV.

Strategies for higher income Closed-end funds have greater flexibility to use strategies such as “leverage” — for example, issuing preferred shares to raise capital, then seeking to invest it at higher rates to enhance return for common shareholders.

Municipal bonds may finance a range of community projects
and thus play a key role in local development.

Performance snapshot

Putnam Managed Municipal Income Trust

Average annual total return (%) comparison as of 4/30/08

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See pages 7 and 13–15 for additional performance information, including fund returns at market price. Index and Lipper results should be compared to fund performance at NAV. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund's monthly reinvestment NAV.

* Returns for the six-month period are not annualized, but cumulative.

The period in review

Paul, financial markets have been extremely volatile in recent months. How has the municipal bond market fared?

The municipal bond market certainly has not been immune to the challenges in the financial markets. A number of factors related to the subprime lending crisis contributed to a significant increase in volatility for municipal bonds. We’ve had significant forced selling on Wall Street by hedge funds and investment banks needing to raise capital and cover losses. Meanwhile, concerns about the financial health of bond insurers, which also insure subprime debt, have put additional pressure on insured municipal bonds.

How did the fund perform during the six-month period?

For the six months ended April 30, 2008, the fund had a loss of 2.50% . While we’re never happy with negative returns, in a difficult period the fund was able to outperform the average return of its

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/08. See page 6 and pages 13–15 for additional fund performance information. Index descriptions can be found on page 18.

peers, which experienced a loss of 4.71%, as measured by Lipper. The fund under-performed its benchmark, the Lehman Municipal Bond Index, which posted a positive return of 1.47% for the period. With investors demonstrating a “flight-to-safety” mentality in the past six months, the fund, which holds lower-quality issues than the Lehman Municipal Bond Index, underperformed the benchmark.

Can you describe in greater detail some of the concerns that weighed on the market?

One major concern involved monoline bond insurers, which are companies that provide insurance on municipal bonds as well as the issuers of securitized credit, such as mortgage-backed securities and collateralized debt obligations associated with the subprime market. [See Investment Insight on page 11 for more details.] Initially, investors were worried about the insurers’ involvement in subprime-related securities and their responsibility for covering those losses. As the subprime credit crisis unfolded, however, investors began to worry about all securities covered by these insurers, including issuers of municipal bonds. The resulting volatility has continued during the past six months as several monoline insurers were downgraded or put on negative watch by the ratings agencies.

These downgrades created a significant dislocation in the market. Today, of the

Credit quality overview

Credit qualities shown as a percentage of portfolio value as of 4/30/08. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

seven major insurers, only two —Financial Security Assurance and Assured Guaranty Ltd. — have the highest ratings from the three leading rating agencies. In a significant blow to the issuance of new insured bonds, several have stopped writing new contracts altogether.

Meanwhile, concerns about the slowdown of the economy and its possible effects on tax revenues weighed on the municipal market. Liquidity problems persisted in credit markets in general, with hedge funds, a major buyer in 2007, leading an early 2008 sell-off that put additional downward pressure on municipal bond prices.

Compared to your peers, how did you limit damage to the portfolio?

We believe that, compared to our peers, the largest driver of performance was our higher credit quality, which favored bonds with credit ratings of A and Baa as opposed to our peers’ greater weighting of Ba, B, and below. We were helped by the higher credit quality outperforming.

We also benefitted from our preference for shorter-term bonds, which generally outperformed longer-term bonds following the rate cuts by the Federal Reserve Board [the Fed]. One notable contributor was a so-called “pre-refunded” bond issued by the California Statewide Community Development Authority for the Thomas Jefferson

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

School of Law. Pre-refunding means the bond issuer was able to secure enough in Treasury securities to ensure that it would redeem the bond issues on their first callable date. This action raised the bond’s creditworthiness and allowed us to sell at a premium.

Not all of our strategies helped the fund’s performance, however — most notably, our decision to increase our position in prepaid gas bonds, such as Tennessee Energy Acquisition Corporation bonds. Their performance suffered in the period as investors became concerned about the investment banks that back the bonds. We are still comfortable in our long-term outlook for these bonds.

How have you adapted the portfolio to the changing market environment?

We believe that many areas of the municipal bond market have been oversold by concerned investors, creating opportunities to add bonds paying unusually wide spreads. In February, 10-year Aaa-rated municipal bonds were yielding 17% more than 10-year Treasury bonds, despite municipal bonds’ tax-free income. We expect continued volatility during the rest of 2008. To that end, we are opportunistically adding to our holdings of lower-quality bonds — specifically, to our overweight in BBB-rated bonds. One such addition is a BBB-rated education bond issued by Delaware County Pennsylvania for Neumann College, whose heavy reliance on net tuition and fee revenue was met by a total headcount increase of 4% in 2007.

We also added “short put bonds” that we believe are particularly attractive. These unique two- to three-year puts, which offer attractive credit spreads, have been offered by bond issuers as a means to refinance their auction rate bonds. We found a number of opportunities, including a two-year short put bond issued by the Burke County Georgia Development Authority.

As prices of longer-term bonds fell during the period, we also moved selectively into some longer-term holdings, particularly in the 15- to 20-year maturity range. Although there are no guarantees, we believe these additions should help improve our yield while positioning the fund for potential price increases ahead.

Paul, what’s your outlook ?

With the economy struggling, we’re clearly not out of the woods. State budgets are a concern across the country, but we do not foresee large amounts of credit downgrades of general obligation bonds — bonds backed by the “taxing” ability of the municipality rather than the revenue from a particular project — at this point. Still, we are being cautious in some areas, like New York City, where we expect the financial industry-led recession to be more severe. Declining real estate prices will also have a greater effect in certain states, such as Florida.

Investors should understand that, while the market will likely remain uncertain in the near term, the Fed has taken dramatic steps to inject liquidity into the markets and provide a cushion for the slumping economy. The silver lining is that we are finding investment opportunities that we believe add value to the portfolio. We are looking to add to bonds in the Baa-to-Ba range where we have strong conviction.

Overall, municipal bond asset quality is still quite sound, in our opinion. We also believe that income tax rates may rise with a new White House administration and the scheduled 2010 sunsetting, or discontinuation, of certain tax cuts within the current tax code. This combination of potentially higher taxes, attractive valuations, and high asset quality makes municipal bonds a compelling investment opportunity, in our view.

Thank you, Paul, for your time and insights today.

I N V E S T M E N T  I N S I G H T

Municipal bond issuers purchase insurance from monoline insurers to enhance their credit ratings. The insurance comes in the form of credit wraps, with the monoline insurer — so-named because they offer a single line of insurance —essentially“wrapping” its credit rating around the issuer’s. This added layer of protection allows the issuer to guarantee full payment of a bond’s principal and interest to bondholders should it be downgraded or default, and typically boosts the issuer’s credit rating. However, a successful transaction hinges on the monoline insurer’s credit rating and claims-paying ability — two areas under pressure given the monoline industry’s involvement with subprime mortgages.

Of special interest

Beginning in mid-February 2008, and consistent with the experience of other closed-end funds with preferred shares outstanding, the fund has experienced unsuccessful remarketing of its preferred shares. The remarketing failures appear to be driven by broad-based liquidity issues that are affecting credit markets in general and do not affect the credit rating of the funds’ preferred shares or its ability to pay dividends to preferred shareholders. The fund’s preferred shareholders continue to receive dividends at the “maximum dividend rate,” determined by reference to a market rate (such as a commercial paper rate) pursuant to the fund’s bylaws. Putnam and the fund’s Trustees share the concern of the fund’s preferred shareholders regarding the recent remarketing failures and the liquidity issues that they currently face. We are devoting considerable internal and external resources to address the current situation faced by the fund’s preferred shareholders. For more information, and to remain apprised of developments on these matters at Putnam, please visit the closed-end fund portion of Putnam’s mutual fund Web site, which may be accessed through http://www.putnam.com/individual.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. The fund uses leverage, which involves risk and may increase the volatility of the fund’s net asset value. The fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the fund’s net asset value.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Your fund’s performance

This section shows your fund’s performance for periods ended April 30, 2008, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance

Total return for periods ended 4/30/08

				Lipper High Yield
			Lehman	Municipal
			Municipal	Debt Funds
		Market	Bond	(closed-end)
	NAV	price	Index	category average*

Annual average
Life of fund
(since 2/24/89)	6.40%	5.53%	6.62%	5.50%

10 years	51.73	24.38	65.41	55.24
Annual average	4.26	2.21	5.16	4.44

5 years	29.55	24.79	21.83	30.57
Annual average	5.31	4.53	4.03	5.44

3 years	8.68	15.17	11.07	9.36
Annual average	2.81	4.82	3.56	3.01

1 year	–3.09	–6.49	2.79	–5.96

6 months	–2.50	0.16	1.47	–4.71

Performance assumes reinvestment of distributions and does not account for taxes.

Index and Lipper results should be compared to fund performance at net asset value. Lipper calculates performance differently than the closed-end funds it ranks, due to varying methods for determining a fund's monthly reinvestment NAV.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 4/30/08, there were 14, 14, 14, 11, 11, and 6 funds, respectively, in this Lipper category.

Fund price and distribution information

For the six-month period ended 4/30/08

Distributions

Number		6

Income[1]		$0.204600

Capital gains[2]		—

Total		$0.204600

Distributions — preferred shares	Series A	Series B	Series C
(for the period 11/1/07 through 2/19/08)*	(550 shares)	(550 shares)	(650 shares)

Income[1]	$1,261.20	$1,170.61	$1,153.09

Capital gains[2]	—	—	—

Total	$1,261.20	$1,170.61	$1,153.09

Distributions — preferred shares	Series A	Series B	Series C
(for the period 2/19/08 through 4/30/08)*	(550 shares)	(550 shares)	(2,200 shares)

Income[1]	$612.47	$637.60	$310.05

Capital gains[2]	—	—	—

Total	$612.47	$637.60	$310.05

Share value:		NAV	Market price

10/31/07		$8.04	$7.18

4/30/08		$7.62	$6.99

Current yield (end of period)

Current dividend rate3		5.37%	5.85%

Taxable equivalent4		8.26	9.00

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Putnam High Yield Municipal Trust merged into the fund on February 19, 2008. For further information on the issuance of preferred shares in connection with this merger please refer to footnotes 4 and 6 of the financial statements.

1 For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

4 Assumes maximum 35% federal tax rate for 2008. Results for investors subject to lower tax rates would not be as advantageous.

Fund performance as of most recent calendar quarter

Total return for periods ended 3/31/08

	NAV	Market price

Annual average
Life of fund (since 2/24/89)	6.38%	5.51%

10 years	49.73	27.79
Annual average	4.12	2.48

5 years	30.85	24.43
Annual average	5.52	4.47

3 years	9.62	16.20
Annual average	3.11	5.13

1 year	–3.88	–5.86

6 months	–3.02	–1.37

Your fund’s management

Your fund is managed by the members of the Putnam Tax Exempt Fixed-Income Team. Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of your fund. The Portfolio Leader and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Tax Exempt Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Investment team fund ownership

The table below shows how much the fund’s current Portfolio Leader and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of April 30, 2008, and April 30, 2007.

Trustee and Putnam employee fund ownership

As of April 30, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

		Total assets in
	Assets in the fund	all Putnam funds

Trustees	$53,000	$ 87,000,000

Putnam employees	$ 6,000	$626,000,000

Other Putnam funds managed by the Portfolio Leader and Portfolio Members

Thalia Meehan is the Portfolio Leader, and Paul Drury, Brad Libby, and Susan McCormack are Portfolio Members, of Putnam’s open-end tax-exempt funds for the following states: Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam Tax Exempt Income Fund, Putnam AMT-Free Insured Municipal Fund, and Putnam Municipal Opportunities Trust.

Paul Drury is the Portfolio Leader, and Brad Libby, Susan McCormack, and Thalia Meehan are Portfolio Members, of Putnam Tax-Free High Yield Fund and Putnam Managed Municipal Income Trust.

Thalia Meehan, Paul Drury, Brad Libby, and Susan McCormack may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities and the net assets allocated to any outstanding preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of
management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2007, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2007.

In addition, in anticipation of the sale of Putnam Investments to Great-West Lifeco, at a series of meetings ending in March 2007, the Trustees reviewed and approved new management and distribution arrangements to take effect upon the change of control. Shareholders of all funds approved the management contracts in May 2007, and the change of control transaction was completed on August 3, 2007. Upon the change of control, the management contracts that were approved by the Trustees in June 2007 automatically terminated and were replaced by new contracts that had been approved by shareholders. In connection with their review for the June 2007 continuance of the Putnam funds’ management contracts, the Trustees did not identify any facts or circumstances that would alter the substance of the conclusions and recommendations they made in their review of the contracts to take effect upon the change of control.

The Independent Trustees’ approval was based on the following conclusions:

•That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

•That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, reexamined on many occasions and adjusted where appropriate. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 20th percentile in management fees and in the 20th percentile in total expenses as of December 31, 2006 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). The Trustees expressed their intention to monitor this information closely to ensure that fees and expenses of your fund continue to meet evolving competitive standards.

• Economies of scale. The Trustees considered that most Putnam funds currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as a fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedules in effect for the funds represented an appropriate sharing of economies of scale at current asset levels. In reaching this conclusion, the Trustees considered the Contract Committee’s stated intent to continue to work with Putnam Management to plan for an eventual resumption in the growth of assets, and to consider the potential economies that might be produced under various growth assumptions.

In connection with their review of the management fees and total expenses of the Putnam funds, theTrustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds.This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, theTrustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance during the review period

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Process Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the satisfactory investment performance of many Putnam funds. They also noted the disappointing investment performance of certain funds in recent years and discussed with senior management of Putnam Management the factors contributing to such underperfor-mance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has made significant changes in its investment personnel and processes and in the fund product line to address areas of underperformance. In particular, they noted the important contributions of Putnam Management’s leadership in attracting, retaining and supporting high-quality investment professionals and in systematically implementing an investment process that seeks to merge the best features of fundamental and quantitative analysis. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these changes and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s common share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper High Yield Municipal Debt Funds (closed-end)) (compared using tax-adjusted performance to recognize the different federal income tax treatment for capital gains distributions and exempt-interest distributions) for the one-, three- and five-year periods ended March 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	Three-year period	Five-year period

93rd	87th	76th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report. Over the one-, three- and five-year periods ended March 31, 2007, there were 15, 15 and 12 funds, respectively, in your fund’s Lipper peer group.* Past performance is no guarantee of future returns.)

TheTrustees noted the disappointing performance for your fund for the one-year, three-year, and five-year periods ended March 31, 2007. In this regard, theTrustees considered Putnam Management’s view that one factor in the fund’s relative underperformance during this period appeared to have been its selection of higher-quality bonds, given market conditions.TheTrustees also considered Putnam Management’s view that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods.TheTrustees also noted that theTrustees have approved the merger of this fund into Putnam Municipal OpportunitiesTrust, subject to shareholder approval.

As a general matter, the Trustees concluded that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of terminating a management contract and engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage to ensure that the principle of seeking“best price and execution” remains paramount in the portfolio trading process.

* The percentile rankings for your fund’s common share annualized total return performance in the Lipper High Yield Municipal Debt Funds (closed-end) category for the one-, five-, and ten-year periods ended March 31, 2008, were 34%, 67%, and 75%, respectively. Over the one-, five-, and ten-year periods ended March 31, 2008, the fund ranked 5th out of 14, 8th out of 11, and 9th out of 11, respectively. Unlike the information above, these rankings reflect performance before taxes. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

The Trustees’ annual review of your fund’s management contract also included the review of your fund’s custodian agreement and investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), which provide benefits to affiliates of Putnam Management. In the case of the custodian agreement, the Trustees considered that, effective January 1, 2007, the Putnam funds had engaged State Street Bank and Trust Company as custodian and began to transition the responsibility for providing custody services away from PFTC.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparison of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across all asset sectors are higher on average for funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Other information
for shareholders

Important notice regarding share repurchase program

In September 2007, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal will allow your fund to repurchase, in the 12 months beginning October 8, 2007, up to 10% of the fund’s common shares outstanding as of October 5, 2007.

Important notice regarding delivery of shareholder documents

In accordance with SEC regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2007, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period.

The fund’s portfolio 4/30/08 (Unaudited)

Key to abbreviations
AMBAC AMBAC Indemnity Corporation	FRN Floating Rate Notes
COP Certificate of Participation	FSA Financial Security Assurance
FGIC Financial Guaranty Insurance Company	GNMA Coll. Government National Mortgage
FHA Insd. Federal Housing Administration Insured	Association Collateralized
FHLMC Coll. Federal Home Loan Mortgage	G.O. Bonds General Obligation Bonds
Corporation Collateralized	MBIA MBIA Insurance Company
FNMA Coll. Federal National Mortgage Association	Radian Insd. Radian Group Insured
Collateralized	U.S. Govt. Coll. U.S. Government Collateralized
FRB Floating Rate Bonds	VRDN Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (146.6%)*

	Rating**	Principal amount	Value

Alabama (0.5%)
Butler, Indl. Dev. Board Solid Waste Disp.
Rev. Bonds (GA. Pacific Corp.), 5 3/4s,
9/1/28	B	$1,500,000	$1,236,300
Sylacauga, Hlth. Care Auth. Rev. Bonds
(Coosa Valley Med. Ctr.), Ser. A
6s, 8/1/35	B/P	250,000	225,885
6s, 8/1/25	B/P	650,000	612,034
			2,074,219

Arizona (3.6%)
Apache Cnty., Indl. Dev. Auth. Poll.
Control Rev. Bonds (Tucson Elec.
Pwr. Co.)
Ser. B, 5 7/8s, 3/1/33	Baa3	1,000,000	925,700
Ser. A, 5.85s, 3/1/28	Baa3	250,000	236,528
AZ Hlth. Fac. Auth. Hosp. Syst. Rev. Bonds
(John C. Lincoln Hlth. Network), 6 3/8s,
12/1/37 (Prerefunded)	BBB	1,500,000	1,719,525
Casa Grande, Indl. Dev. Auth. Rev. Bonds
(Casa Grande Regl. Med. Ctr.), Ser. A
7 5/8s, 12/1/29	B+/P	1,800,000	1,828,637
7 1/4s, 12/1/19	B+/P	1,000,000	1,007,460
Cochise Cnty., Indl. Dev. Auth. Rev. Bonds
(Sierra Vista Regl. Hlth. Ctr.), Ser. A,
6.2s, 12/1/21	BB+/P	470,000	467,674
Coconino Cnty., Poll. Control Rev. Bonds
(Tuscon/Navajo Elec. Pwr.), Ser. A,
7 1/8s, 10/1/32	Baa3	3,750,000	3,772,200

MUNICIPAL BONDS AND NOTES (146.6%)* continued

	Rating**	Principal amount	Value

Arizona continued
Glendale, Indl. Dev. Auth. Rev. Bonds
(John C. Lincoln Hlth.), Ser. B, 5 1/4s,
12/1/19	BBB	$500,000	$505,580
Maricopa Cnty., Poll. Control Rev. Bonds
(Public Service Co. New Mexico), Ser. A,
6.3s, 12/1/26	Baa3	535,000	535,059
Pima Cnty., Indl. Dev. Auth. Rev. Bonds
(Tucson Elec. Pwr.), Ser. A, 6 3/8s, 9/1/29	Baa3	500,000	500,560
(Horizon Cmnty. Learning Ctr.), 5.05s,
6/1/25	BBB	1,140,000	1,034,288
Salt Verde, Fin. Corp. Gas Rev. Bonds
5s, 12/1/37	Aa3	330,000	295,627
5s, 12/1/32	Aa3	2,570,000	2,340,345
Tempe, Indl. Dev. Auth. Sr. Living Rev.
Bonds (Friendship Village), Ser. A,
5 3/8s, 12/1/13	BB-/P	500,000	495,870
			15,665,053

Arkansas (2.3%)
AR State Hosp. Dev. Fin. Auth. Rev. Bonds
(Washington Regl. Med. Ctr.), 7 3/8s,
2/1/29 (Prerefunded)	Baa2	4,600,000	4,973,290
Baxter Cnty., Hosp. Rev. Bonds, 5s, 9/1/22	Baa2	750,000	703,905
Independence Cnty., Poll. Control Rev.
Bonds (Entergy AR, Inc.), 5s, 1/1/21	A-	1,400,000	1,375,444
Little Rock G.O. Bonds (Cap. Impt.), FSA,
3.95s, 4/1/19	Aaa	325,000	329,979
Springdale, Sales & Use Tax Rev. Bonds, FSA
4.05s, 7/1/26	Aaa	1,000,000	959,890
4s, 7/1/27	Aaa	790,000	769,816
Washington Cnty., Hosp. Rev. Bonds (Regl.
Med. Ctr.), Ser. B, 5s, 2/1/25	Baa2	785,000	743,167
			9,855,491

California (10.2%)
ABAG Fin. Auth. COP (American Baptist
Homes), Ser. A, 6.2s, 10/1/27	BBB-	345,000	346,539
CA Hlth. Fac. Fin. Auth. Rev. Bonds
AMBAC, 5.293s, 7/1/17	Aaa	3,400,000	3,405,882
(CA-NV Methodist), 5s, 7/1/26	A+	740,000	743,397
CA Muni. Fin. Auth. COP (Cmnty. Hosp.
Central CA), 5 1/4s, 2/1/27	Baa2	3,000,000	2,773,980
CA Poll. Control Fin. Auth. Rev. Bonds
(Pacific Gas & Electric Corp.), Class D,
FGIC, 4 3/4s, 12/1/23	A	2,500,000	2,199,075
CA Poll. Control Fin. Auth. Solid Waste
Disp. Rev. Bonds (Waste
Management, Inc.), Ser. A-2, 5.4s, 4/1/25	BBB	1,760,000	1,578,016

MUNICIPAL BONDS AND NOTES (146.6%)* continued

	Rating**	Principal amount	Value

California continued
CA Statewide Cmnty. Dev. Auth. COP (The
Internext Group), 5 3/8s, 4/1/30	BBB	$3,950,000	$3,591,814
Cathedral City, Impt. Board Act of 1915
Special Assmt. Bonds (Cove Impt. Dist.),
Ser. 04-02
5.05s, 9/2/35	BB+/P	1,040,000	878,571
5s, 9/2/30	BB+/P	250,000	215,593
Chula Vista, Cmnty. Fac. Dist. Special Tax
Rev. Bonds
(No. 06-1 Eastlake Woods Area), 6.1s,
9/1/21	BBB/P	1,000,000	1,005,340
(No. 07-1 Otay Ranch Village Eleven),
5.8s, 9/1/28	BB/P	300,000	284,553
Chula Vista, Indl. Dev. Rev. Bonds (San
Diego Gas), Ser. B, 5s, 12/1/27	A+	1,490,000	1,391,019
Corona, COP (Vista Hosp. Syst.), zero %,
7/1/29 (In default) (F) †	D/P	10,775,000	118,525
Folsom, Special Tax Rev. Bonds (Cmnty.
Facs. Dist. No. 10), 5 7/8s, 9/1/28
(Prerefunded)	AAA/P	1,100,000	1,170,730
Foothill/Eastern Corridor Agcy. Rev. Bonds
(CA Toll Roads), 5 3/4s, 1/15/40	Baa3	2,000,000	1,937,520
Golden State Tobacco Securitization Corp.
Rev. Bonds
Ser. B, FHLMC Coll., 5 5/8s, 6/1/38
(Prerefunded)	Aaa	2,500,000	2,763,225
Ser. A-1, 5s, 6/1/33	BBB	1,750,000	1,484,805
Ser. 03 A-1, 5s, 6/1/21 (Prerefunded)	AAA	145,000	145,299
Irvine, Impt. Board Act of 1915 Special
Assmt. Bonds (No. 00-18 Group 3), 5.55s,
9/2/26	BBB/P	500,000	484,865
Orange Cnty., Cmnty. Fac. Dist. Special
Tax Bonds (Ladera Ranch No. 02-1),
Ser. A, 5.55s, 8/15/33	BBB/P	900,000	861,075
Port Oakland, Rev. Bonds, Ser. L, FGIC,
5 3/8s, 11/1/27	A+	4,000,000	3,973,720
Poway, Unified School Dist. Cmnty. Facs.
Special Tax Bonds (Dist. No. 14- Area A),
5 1/8s, 9/1/26	BB-/P	850,000	751,545
Roseville, Natural Gas Fin. Auth. Rev.
Bonds, 5s, 2/15/12	A+	400,000	402,844
Sacramento, Special Tax (North Natomas
Cmnty. Fac.), Ser. 4-C, 6s, 9/1/33	BBB/P	1,245,000	1,228,915
San Diego, Assn. of Bay Area Governments
Fin. Auth. For Nonprofit Corps. Rev.
Bonds (San Diego Hosp.), Ser. A, 6 1/8s,
8/15/20	A-	500,000	514,940

MUNICIPAL BONDS AND NOTES (146.6%)* continued

	Rating**	Principal amount	Value

California continued
Santaluz, Cmnty. Facs. Dist. No. 2 Special
Tax Rev. Bonds (Impt. Area No. 1),
Ser. B, 6 3/8s, 9/1/30	BBB/P	$3,135,000	$3,138,229
Sunnyvale, Special Tax Rev. Bonds (Cmnty.
Fac. Dist. No. 1), 7 3/4s, 8/1/32	BB-/P	835,000	855,950
Thousand Oaks, Cmnty. Fac. Dist. Special
Tax Rev. Bonds (Marketplace 94-1),
zero %, 9/1/14	B/P	3,415,000	2,105,211
Vernon, Natural Gas Fin. Auth. Mandatory
Put Bonds, Ser. A-4, MBIA, 5s, 8/3/09	Aaa	4,000,000	3,996,600
			44,347,777

Colorado (1.8%)
CO Hlth. Fac. Auth. Rev. Bonds
(Christian Living Cmntys.), Ser. A,
5 3/4s, 1/1/26	BB-/P	425,000	395,990
(Evangelical Lutheran), 5 1/4s, 6/1/23	A3	1,000,000	1,013,750
(Evangelical Lutheran), 5s, 6/1/29	A3	525,000	494,335
CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub.
Hwy.), Ser. B
zero %, 9/1/35 (Prerefunded)	Aaa	15,500,000	2,202,085
zero %, 9/1/34 (Prerefunded)	Aaa	16,500,000	2,529,450
Denver, City & Cnty. Arpt. Rev. Bonds,
Ser. D, AMBAC, 7 3/4s, 11/15/13	Aaa	930,000	1,032,570
Denver, City & Cnty. Special Fac. Arpt.
Rev. Bonds (United Airlines), Ser. A,
5 1/4s, 10/1/32	B	325,000	237,926
			7,906,106

Connecticut (0.2%)
CT State Dev. Auth. 1st. Mtg. Gross Rev.
Hlth. Care Rev. Bonds (Elim Street Park
Baptist, Inc.), 5.85s, 12/1/33	BBB+	750,000	727,718

Delaware (0.3%)
DE State Rev. Bonds (Beebe Med. Ctr.),
Ser. A, 5s, 6/1/30	Baa1	1,000,000	867,500
New Castle Cnty., Rev. Bonds (Newark
Charter School, Inc.), 5s, 9/1/36	BBB-	100,000	84,187
Sussex Cnty., Rev. Bonds (First Mtge. —
Cadbury Lewes), Ser. A, 5.9s, 1/1/26	B/P	500,000	466,775
			1,418,462

District of Columbia (0.2%)
DC Tobacco Settlement Fin. Corp. Rev.
Bonds, Ser. A, zero %, 6/15/46	BBB/F	17,500,000	1,089,375

MUNICIPAL BONDS AND NOTES (146.6%)* continued

	Rating**	Principal amount	Value

Florida (10.8%)
CFM Cmnty. Dev. Dist. Rev. Bonds, Ser. B,
5 7/8s, 5/1/14	BB-/P	$730,000	$656,985
Double Branch Cmnty. Dev. Dist. Rev.
Bonds, Ser. A, 6.7s, 5/1/34	BB/P	960,000	987,562
Escambia Cnty., Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5s, 8/1/26	BBB	2,000,000	1,645,100
Fishhawk, Cmnty. Dev. Dist. II Rev. Bonds
Ser. A, 6 1/8s, 5/1/34	BB/P	465,000	465,019
Ser. B, 5 1/8s, 11/1/09	BB/P	80,000	79,547
FL Hsg. Fin. Corp. Rev. Bonds, Ser. G,
5 3/4s, 1/1/37	AA+	1,480,000	1,493,586
Fleming Island, Plantation Cmnty. Dev.
Dist. Special Assmt. Bonds, Ser. B,
7 3/8s, 5/1/31 (Prerefunded)	AAA	1,100,000	1,214,565
Gateway Svcs. Cmnty., Dev. Dist. Special
Assmt. Bonds (Stoneybrook), 5 1/2s,
7/1/08	BB+/P	5,000	4,995
Halifax, Hosp. Med. Ctr. Rev. Bonds, Ser. A
5 1/4s, 6/1/21	BBB+	3,725,000	3,736,995
5 1/4s, 6/1/19	BBB+	655,000	663,567
Heritage Harbor, South Cmnty. Dev. Distr.
Rev. Bonds, Ser. A, 6 1/2s, 5/1/34	BB+/P	470,000	485,482
Heritage Harbour Marketplace Cmnty., Dev.
Dist. Special Assmt., 5.6s, 5/1/36	BB-/P	390,000	316,091
Heritage Isle at Viera, Cmnty. Dev. Dist.
Special Assmt., Ser. B, 5s, 11/1/09	BB/P	155,000	152,585
Highlands Cnty., Hlth. Fac. Auth. FRN
(Adventist Hlth.), Ser. A, 5s, 11/15/21	A+	1,000,000	1,004,970
(Hosp. Adventist Hlth.), Ser. A, 5s,
11/15/20	A+	1,000,000	1,008,720
Hillsborough Cnty., Indl. Dev. Auth. Poll.
Control Mandatory Put Bonds
(Tampa Elec. Co.), Ser. B, 5.15s, 9/1/13	Baa2	400,000	400,156
AMBAC, 5s, 3/15/12	Aaa	525,000	530,471
Jacksonville, Econ. Dev. Comm. Hlth. Care
Fac. Rev. Bonds (Proton Therapy Inst.),
Class A, 6s, 9/1/17	B/P	500,000	491,905
Jacksonville, Econ. Dev. Comm. Indl. Dev.
Rev. Bonds (Gerdau Ameristeel US, Inc.),
5.3s, 5/1/37	Ba1	900,000	733,905
Jacksonville, Hlth. Fac. Auth. Rev. Bonds
(Brooks Hlth. Syst.), 5s, 11/1/27	A	2,500,000	2,326,225
Lakeland, Retirement Cmnty. Rev. Bonds
(1st Mtge. — Carpenters), 6 3/8s, 1/1/43	BBB-/F	340,000	341,136
Lee Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds (Cypress Cove Hlth. Pk.),
Ser. A, 6 3/8s, 10/1/25	BB-/P	1,100,000	1,100,715

MUNICIPAL BONDS AND NOTES (146.6%)* continued

	Rating**	Principal amount	Value

Florida continued
Lee Cnty., Indl. Dev. Auth. Hlth. Care
Fac. Rev. Bonds
(Alliance Cmnty.), Ser. C, 5 1/2s,
11/15/29 (Prerefunded)	AAA	$2,075,000	$2,190,930
(Shell Pt./Alliance Oblig. Group), 5 1/8s,
11/15/36	BBB-	575,000	459,218
(Shell Pt./Alliance Cmnty.), 5s, 11/15/22	BBB-	1,500,000	1,333,185
Main St. Cmnty., Dev. Dist. Special Assmt.
Bonds, Ser. A, 6.8s, 5/1/38	BB-/P	250,000	249,998
Miami Beach, Hlth. Fac. Auth. Hosp. Rev.
Bonds (Mount Sinai Med. Ctr.), Ser. A
6.8s, 11/15/31	Ba1	500,000	497,660
6.7s, 11/15/19	Ba1	1,335,000	1,362,554
Miami-Dade Cnty., Aviation Rev. Bonds
(Miami Intl. Arpt.), Ser. C, FSA, 5 1/4s,
10/1/18	Aaa	5,000,000	5,103,950
Orange Cnty., Hlth. Fac. Auth. Rev. Bonds
(Orlando Regl. Hlth. Care), U.S. Govt.
Coll., 5 3/4s, 12/1/32 (Prerefunded)	A2	500,000	556,745
Palm Coast Pk. Cmnty. Dev. Dist. Special
Assmt. Bonds, 5.7s, 5/1/37	BB-/P	990,000	810,275
Reunion West, Cmnty. Dev. Dist. Special
Assmt. Bonds, 6 1/4s, 5/1/36	BB-/P	2,195,000	1,952,540
Six Mile Creek, Cmnty. Dev. Dist. Rev.
Bonds, 5.65s, 5/1/22	BB-/P	1,240,000	1,002,689
South Miami, Hlth. Fac. Auth. Rev. Bonds
(Baptist Hlth.), 5 1/4s, 11/15/33
(Prerefunded)	Aaa	1,500,000	1,637,595
South Miami, Hlth. Fac. Hosp. Rev. Bonds
(Baptist Hlth. South FL Group), 5s,
8/15/27	Aa3	2,000,000	2,007,220
South Village, Cmnty. Dev. Dist. Rev.
Bonds, Ser. A, 5.7s, 5/1/35	BB-/P	970,000	836,761
Split Pine, Cmnty. Dev. Dist. Special
Assmt. Bonds, Ser. A, 5 1/4s, 5/1/39	BB-/P	1,850,000	1,446,164
Tampa Bay, Cmnty. Dev. Dist. Special
Assmt. Bonds (New Port), Ser. A, 5 7/8s,
5/1/38	BB-/P	665,000	422,594
Tolomato, Cmnty. Dev. Dist. Special Assmt.
Bonds
6.55s, 5/1/27	BB-/P	700,000	674,996
5.4s, 5/1/37	BB-/P	450,000	382,671
Verandah, West Cmnty. Dev. Dist. Rev.
Bonds (Cap. Impt.), Ser. A, 6 5/8s,
5/1/33	BBB-/P	470,000	472,453
Verano Ctr. Cmnty. Dev. Dist. Special
Assmt. Bonds (Cmnty. Infrastructure)
Ser. A, 5 3/8s, 5/1/37	BB-/P	1,035,000	794,197
Ser. B, 5s, 11/1/13	BB-/P	670,000	601,874

MUNICIPAL BONDS AND NOTES (146.6%)* continued

	Rating**	Principal amount	Value

Florida continued
Wentworth Estates, Cmnty. Dev. Dist.
Special Assmt. Bonds, Ser. A, 5 5/8s,
5/1/37	BB-/P	$985,000	$803,336
World Commerce Cmnty. Dev. Dist. Special
Assmt., Ser. A-1
6 1/2s, 5/1/36	BB-/P	1,250,000	1,128,675
6 1/4s, 5/1/22	BB-/P	695,000	639,101
			47,207,663

Georgia (3.9%)
Burke Cnty., Poll. Control Dev. Auth.
Mandatory Put Bonds (Oglethorpe
Pwr. Corp.), Ser. C-2, AMBAC, 4 5/8s,
4/1/10	Aaa	4,500,000	4,490,145
Forsyth Cnty., Hosp. Auth. Rev. Bonds
(Baptist Hlth. Care Syst.), U.S. Govt.
Coll., 6 1/4s, 10/1/18 (Prerefunded)	AAA	2,000,000	2,294,320
Fulton Cnty., Res. Care Fac. Rev. Bonds
(Canterbury Court), Class A, 6 1/8s,
2/15/34	B+/P	600,000	546,936
(First Mtge. — Lenbrook), Ser. A, 5s,
7/1/17	B/P	1,370,000	1,284,553
GA Med. Ctr. Hosp. Auth. Rev. Bonds, MBIA,
6.367s, 8/1/10	Aaa	3,800,000	3,811,324
Main St. Natural Gas, Inc. Rev. Bonds
(GA Gas), Ser. A, 6s, 7/15/22	A+	3,500,000	3,447,150
Med. Ctr. Hosp. Auth. Rev. Bonds (Spring
Harbor Green Island), 5 1/4s, 7/1/27	B+/P	575,000	487,364
Rockdale Cnty., Dev. Auth. Rev. Bonds
(Visy Paper), Ser. A, 6 1/8s, 1/1/34	B+/P	600,000	580,746
			16,942,538

Hawaii (0.3%)
HI Dept. of Trans. Special Fac. Rev. Bonds
(Continental Airlines, Inc.), 7s, 6/1/20	B	1,565,000	1,476,233

Idaho (0.7%)
ID Hsg. & Fin. Assn. Rev. Bonds (Single
Fam. Mtge.), Ser. C-2, FHA Insd., 5.15s,
7/1/29	Aaa	1,110,000	1,109,967
Madison Cnty., Hosp. COP
5 1/4s, 9/1/20	BBB-	1,480,000	1,410,159
5 1/8s, 9/1/14	BBB-	500,000	497,165
5 1/8s, 9/1/13	BBB-	250,000	249,925
			3,267,216

MUNICIPAL BONDS AND NOTES (146.6%)* continued

	Rating**	Principal amount	Value

Illinois (2.0%)
Chicago, G.O. Bonds, Ser. A, AMBAC,
5 5/8s, 1/1/39	Aaa	$105,000	$109,748
Chicago, Board of Ed. VRDN, Ser. C-1, FSA,
2.62s, 3/1/31	A-1+	3,000,000	3,000,000
Du Page Cnty., Special Svc. Area No. 31
Special Tax Bonds (Monarch Landing)
5 5/8s, 3/1/36	BB-/P	350,000	300,052
5.4s, 3/1/16	BB-/P	260,000	253,716
IL Dev. Fin. Auth. Hosp. Rev. Bonds
(Adventist Hlth. Syst./Sunbelt
Obligation), 5.65s, 11/15/24
(Prerefunded)	A1	750,000	791,250
IL Fin. Auth. Rev. Bonds
(Monarch Landing, Inc.), Ser. A, 7s,
12/1/27	B/P	1,150,000	1,149,920
(Landing At Plymouth Place), Ser. A, 6s,
5/15/25	B+/P	200,000	187,636
(Three Crowns Pk. Plaza), Ser. A, 5 7/8s,
2/15/26	B+/P	1,000,000	917,820
(Landing At Plymouth Place), Ser. A,
5.35s, 5/15/15	B+/P	600,000	590,346
IL Fin. Auth. Solid Waste Disposal (Waste
Mgmt., Inc.), Ser. A, 5.05s, 8/1/29	BBB	500,000	410,120
IL Hlth. Fac. Auth. Rev. Bonds
(Cmnty. Rehab. Providers Fac.), Ser. A,
7 7/8s, 7/1/20	CCC/P	194,701	171,500
(St. Benedict), Ser. 03A-1, 6.9s, 11/15/33	B/P	500,000	442,475
(Elmhurst Memorial Hlth. Care), 5 5/8s,
1/1/28	Baa1	500,000	509,685
			8,834,268

Indiana (1.8%)
Anderson, Econ. Dev. Rev. Bonds (Anderson
U.), 5s, 10/1/28	BBB-/F	555,000	502,874
IN Bk. Special Program Gas Rev. Bonds,
Ser. A, 5 1/4s, 10/15/21	Aa2	650,000	651,846
IN State Dev. Fin. Auth. Env. Impt. Rev.
Bonds (USX Corp.), 5.6s, 12/1/32	Baa1	2,500,000	2,447,625
Indianapolis, Arpt. Auth. Rev. Bonds
(Federal Express Corp.), 5.1s, 1/15/17	Baa2	3,500,000	3,356,395
Jasper Hosp. Auth. Rev. Bonds (Memorial
Hosp.), 5 1/2s, 11/1/32	AA	500,000	505,135
St. Joseph Cnty., Econ. Dev. Rev. Bonds
(Holy Cross Village Notre Dame), Ser. A,
5 3/4s, 5/15/15	B/P	455,000	457,339
			7,921,214

MUNICIPAL BONDS AND NOTES (146.6%)* continued

	Rating**	Principal amount	Value

Iowa (3.6%)
IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
(Care Initiatives)
9 1/4s, 7/1/25 (Prerefunded)	AAA	$4,590,000	$5,500,197
Ser. A, 5 1/4s, 7/1/17	BBB-	1,040,000	988,385
Ser. A, 5s, 7/1/19	BBB-	2,750,000	2,507,560
IA Fin. Auth. Hlth. Fac. Rev. Bonds (Dev.
Care Initiatives), Ser. A, 5 1/2s, 7/1/25	BBB-	950,000	858,905
IA Fin. Auth. Retirement Cmnty. Rev. Bonds
(Friendship Haven), Ser. A
6 1/8s, 11/15/32	BB/P	750,000	714,840
6s, 11/15/24	BB/P	200,000	195,694
IA State Higher Ed. Loan Auth. Rev. Bonds,
5s, 10/1/22	BBB-/F	800,000	768,976
Tobacco Settlement Auth. of IA Rev. Bonds
Ser. B, 5.6s, 6/1/34	BBB	3,250,000	2,951,065
Ser. C, 5 3/8s, 6/1/38	BBB	1,250,000	1,090,488
			15,576,110

Kansas (1.0%)
Burlington, Env. Impt. Mandatory Put
Bonds (Pwr. & Lt.), Ser. A2, FGIC, 5s,
4/1/10	A	4,250,000	4,234,063

Kentucky (0.5%)
KY Econ. Dev. Fin. Auth. Rev. Bonds (First
Mtg.), Ser. IA, 6 1/2s, 1/1/29	B+/P	305,000	333,746
KY Econ. Dev. Fin. Auth. Hlth. Syst. Rev.
Bonds (Norton Hlth. Care), Ser. A
6 1/2s, 10/1/20	A-/F	1,040,000	1,074,570
6 1/2s, 10/1/20 (Prerefunded)	AAA/P	675,000	743,162
			2,151,478

Louisiana (3.2%)
De Soto Parish, Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5s, 11/1/18	BBB	900,000	805,176
Desoto Parish, Rev. Bonds (Intl. Paper Co.
Project), Ser. A, 5s, 10/1/12	BBB	250,000	250,478
LA Local Govt. Env. Fac. Cmnty. Dev. Auth.
Rev. Bonds
(Hlth. Care — St. James Place), Ser. A,
7s, 11/1/26 (Prerefunded)	AAA/P	1,720,000	1,864,256
(St. James Place), Ser. A, 7s, 11/1/20
(Prerefunded)	AAA/P	1,000,000	1,083,870
Rapides, Fin. Auth. Mandatory Put
Bonds (Cleco Pwr.), 5 1/4s, 3/1/13	Baa1	4,250,000	4,238,950
Tangipahoa Parish Hosp. Svcs. Rev. Bonds
(North Oaks Med. Ctr.), Ser. A, 5s,
2/1/25	A	500,000	492,165

MUNICIPAL BONDS AND NOTES (146.6%)* continued

	Rating**	Principal amount	Value

Louisiana continued
Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. 01-B, 5 7/8s, 5/15/39	BBB	$2,700,000	$2,518,371
W. Feliciana Parish, Poll. Control Rev.
Bonds (Gulf States Util. Co.), Ser. C,
7s, 11/1/15	BBB-	2,750,000	2,761,963
			14,015,229

Maine (1.0%)
ME State Hsg. Auth. Rev. Bonds,
Ser. D-2-AMT, 5s, 11/15/27	Aa1	1,655,000	1,654,321
Rumford, Solid Waste Disp. Rev. Bonds
(Boise Cascade Corp.), 6 7/8s, 10/1/26	Ba3	3,000,000	2,930,970
			4,585,291

Maryland (2.3%)
Baltimore Cnty., Rev. Bonds (Oak Crest
Village, Inc.), Ser. A, 5s, 1/1/27	BBB+	2,000,000	1,886,340
MD State Hlth. & Higher Edl. Fac. Auth.
Rev. Bonds
(WA Cnty. Hosp.), 6s, 1/1/43	BBB-	710,000	697,632
(WA Cnty. Hosp.), 5 3/4s, 1/1/38	BBB-	450,000	430,263
(Medstar Hlth.), 5 3/4s, 8/15/15	A3	1,500,000	1,589,655
(King Farm Presbyterian Cmnty.), Ser. A,
5 1/4s, 1/1/27	B/P	710,000	594,582
(Edenwald), Ser. A, 5.2s, 1/1/24	BB/P	450,000	417,191
(King Farm Presbyterian Cmnty.), Ser. B,
4 3/4s, 1/1/13	B/P	1,700,000	1,634,652
MD State Indl. Dev. Fin. Auth. Econ. Dev.
Rev. Bonds (Our Lady of Good Counsel
School), Ser. A, 6s, 5/1/35	B/P	400,000	383,120
Westminster, Econ. Dev. Rev. Bonds
(Carroll Lutheran Village), Ser. A
6 1/4s, 5/1/34	BB/P	600,000	582,756
5 7/8s, 5/1/21	BB/P	2,000,000	1,974,100
			10,190,291

Massachusetts (10.2%)
Boston, Indl. Dev. Fin. Auth. Rev. Bonds
(Springhouse, Inc.), 6s, 7/1/28	BB-/P	1,600,000	1,519,264
MA State Dev. Fin. Agcy. Rev. Bonds
(Lasell Village), Ser. A, 6 3/8s, 12/1/25
(Prerefunded)	AAA/P	555,000	579,709
(Linden Ponds, Inc. Fac.), Ser. A, 5 3/4s,
11/15/42	BB/P	500,000	429,285
(Linden Ponds, Inc.), Ser. A, 5 3/4s,
11/15/35	BB/P	755,000	661,116
(Boston Biomedical Research), 5 3/4s,
2/1/29	Baa3	1,000,000	948,890

MUNICIPAL BONDS AND NOTES (146.6%)* continued

	Rating**	Principal amount	Value

Massachusetts continued
MA State Dev. Fin. Agcy. Rev. Bonds
(Linden Ponds, Inc.), Ser. A, 5 1/2s,
11/15/22	BB/P	$390,000	$363,386
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	1,700,000	1,597,167
MA State Dev. Fin. Agcy. Higher Ed. Rev.
Bonds (Emerson College), Ser. A, 5s,
1/1/18	A-	420,000	431,256
MA State Dev. Fin. Agcy. Hlth. Care Fac.
Rev. Bonds (Adventcare), Ser. A, 6.65s,
10/15/28	B/P	1,050,000	966,578
MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments/HPHC), Ser. A, 9s,
12/15/15 (Prerefunded)	AAA/P	2,475,000	2,991,607
(Norwood Hosp.), Ser. C, 7s, 7/1/14
(Prerefunded)	Ba2	1,185,000	1,393,868
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB+	2,550,000	2,607,528
(UMass Memorial), Ser. C, 6 5/8s, 7/1/32	Baa2	2,225,000	2,255,928
(UMass Memorial), Ser. C, 6 1/2s, 7/1/21	Baa2	3,450,000	3,544,358
(Hlth. Care Syst.-Covenant Hlth.), 6s,
7/1/31	A/F	1,065,000	1,106,823
(Baystate Med. Ctr.), Ser. F, 5.7s, 7/1/27	A1	1,000,000	1,017,270
(Caritas Christi Oblig. Group), Ser. A,
5 1/4s, 7/1/08	BBB	2,000,000	2,002,160
(Fisher College), Ser. A, 5 1/8s, 4/1/37	BBB-	250,000	217,365
(Milford Regl. Med.), Ser. E, 5s, 7/15/22	Baa3	2,200,000	2,039,180
MA State Hsg. Fin. Agcy. Rev. Bonds
(Rental Mtge.), Ser. A, AMBAC, 5 1/2s,
7/1/40	Aaa	15,290,000	15,129,455
MA State Indl. Fin. Agcy. Rev. Bonds
(1st Mtge. Stone Institution & Newton),
7.9s, 1/1/24	BB-/P	750,000	750,615
(1st Mtge. Berkshire Retirement), Ser. A,
6 5/8s, 7/1/16	BBB-	2,150,000	2,153,247
			44,706,055

Michigan (3.4%)
Flint, Hosp. Bldg. Auth. Rev. Bonds
(Hurley Med. Ctr.), 6s, 7/1/20	Ba1	275,000	269,407
Garden City, Hosp. Fin. Auth. Rev. Bonds
(Garden City), Ser. A, 5 3/4s, 9/1/17	Ba1	450,000	441,383
Kentwood, Economic Dev. Rev. Bonds
(Holland Home), Ser. A, 5s, 11/15/22	BB-/P	500,000	456,945
MI State Hosp. Fin. Auth. Rev. Bonds
(Oakwood Hosp.), Ser. A, 6s, 4/1/22	A2	1,500,000	1,574,430
(Oakwood Hosp.), Ser. A, 5 3/4s, 4/1/32	A2	1,000,000	1,017,430
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/30	BBB	500,000	440,985
(Midmichigan Hlth. Oblig. Group), Ser. A,
5s, 4/15/26	A1	2,665,000	2,600,187
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25	BBB	755,000	688,658
(Hosp. Sparrow), 5s, 11/15/23	A1	2,270,000	2,292,246

MUNICIPAL BONDS AND NOTES (146.6%)* continued

	Rating**	Principal amount	Value

Michigan continued
MI State Hsg. Dev. Auth. Rev. Bonds,
Ser. A, 3.9s, 6/1/30	AA+	$2,300,000	$2,279,300
MI State Strategic Fund, Ltd. Rev. Bonds
(Worthington Armstrong Venture), U.S.
Govt. Coll., 5 3/4s, 10/1/22
(Prerefunded)	AAA/P	1,350,000	1,504,589
Monroe Cnty., Hosp. Fin. Auth. Rev. Bonds
(Mercy Memorial Hosp.), 5 1/2s, 6/1/20	Baa3	1,480,000	1,391,585
			14,957,145

Minnesota (1.5%)
Duluth, Econ. Dev. Auth. Hlth. Care Fac.
Rev. Bonds (BSM Properties, Inc.),
Ser. A, 5 7/8s, 12/1/28	B+/P	115,000	107,271
Inver Grove Heights, Nursing Home Rev.
Bonds (Presbyterian Homes Care), 5 3/8s,
10/1/26	B/P	700,000	666,575
MN State Higher Ed. Fac. Auth. Rev. Bonds
(The College of St. Catherine),
Ser. 5-N1, 5s, 10/1/18	Baa1	1,000,000	1,021,340
MN State Hsg. Fin. Agcy. Rev. Bonds
(Residential Hsg.), Ser. H, 4.15s, 1/1/12	Aa1	750,000	750,975
North Oaks, Sr. Hsg. Rev. Bonds
(Presbyterian Homes), 6 1/8s, 10/1/39	BB/P	315,000	308,319
Northfield, Hosp. Rev. Bonds, 5 1/2s,
11/1/18	BBB-	1,140,000	1,167,155
Sauk Rapids Hlth. Care & Hsg. Fac. Rev.
Bonds (Good Shepherd Lutheran Home), 6s,
1/1/34	B+/P	400,000	375,152
St. Paul, Hsg. & Redev. Auth. Hosp. Rev.
Bonds (Healtheast)
6s, 11/15/35	Baa3	1,350,000	1,330,304
Ser. B, 5.85s, 11/1/17	Baa3	250,000	251,908
St. Paul, Port Auth. Lease Rev. Bonds
(Regions Hosp. Pkg. Ramp), Ser. 1, 5s,
8/1/36	BBB-/P	850,000	680,442
			6,659,441

Mississippi (1.2%)
Lowndes Cnty., Solid Waste Disp. & Poll.
Control Rev. Bonds (Weyerhaeuser Co.),
Ser. B, 6.7s, 4/1/22	Baa2	2,500,000	2,656,000
MS Bus. Fin. Corp. Poll. Control Rev.
Bonds (Syst. Energy Resources, Inc.),
5.9s, 5/1/22	BBB	1,630,000	1,614,694
MS Home Corp. Rev. Bonds (Single Fam.
Mtge.), Ser. B-2, GNMA Coll., FNMA Coll.,
6.45s, 12/1/33	Aaa	1,125,000	1,160,606
			5,431,300

MUNICIPAL BONDS AND NOTES (146.6%)* continued

	Rating**	Principal amount	Value

Missouri (1.9%)
Cape Girardeau Cnty., Indl. Dev. Auth.
Hlth. Care Fac. Rev. Bonds (St. Francis
Med. Ctr.), Ser. A
5 1/2s, 6/1/32	A+	$1,750,000	$1,767,640
5 1/2s, 6/1/16	A+	1,000,000	1,054,130
Kansas City, Indl. Dev. Auth. Hlth. Fac.
Rev. Bonds (First Mtge. Bishop Spencer),
Ser. A, 6 1/2s, 1/1/35	BB-/P	2,000,000	2,002,980
MO State Hlth. & Edl. Fac. Auth. Rev.
Bonds (BJC Hlth. Syst.), 5 1/4s, 5/15/32	Aa2	1,450,000	1,453,147
MO State Hsg. Dev. Comm. Mtge. Rev. Bonds
(Single Fam. Homeowner Loan), Ser. A-1,
GNMA Coll, FNMA Coll, 7 1/2s, 3/1/31	AAA	305,000	316,691
(Single Fam. Homeowner Loan), Ser. B-1,
GNMA Coll., FNMA Coll., 7.45s, 9/1/31	AAA	300,000	307,473
(Single Fam. Home Ownership Loan),
Ser. A-1, GNMA Coll., FNMA Coll., 6 3/4s,
3/1/34	AAA	445,000	453,197
(Single Fam. Homeowner Loan), Ser. A-2,
GNMA Coll., 6.3s, 3/1/30	AAA	290,000	296,859
(Single Fam. Home Ownership Loan), Ser. B,
GNMA Coll., FNMA Coll., 4.4s, 9/1/14	AAA	375,000	373,751
(Single Fam. Home Ownership Loan), Ser. B,
GNMA Coll., FNMA Coll., 4.3s, 9/1/13	AAA	365,000	367,227
			8,393,095

Montana (0.2%)
MT Fac. Fin. Auth. Rev. Bonds (Sr. Living
St. Johns Lutheran), Ser. A, 6s, 5/15/25	B+/P	500,000	481,935
MT State Board Inv. Exempt Fac. Rev. Bonds
(Still Water Mining Project), 8s, 7/1/20	B+	250,000	254,353
			736,288

Nebraska (1.2%)
Central Plains, Energy Project Rev. Bonds
(NE Gas No. 1), Ser. A, 5 1/4s, 12/1/18	Aa3	5,200,000	5,246,020
Kearney, Indl. Dev. Rev. Bonds
(Great Platte River), 8s, 9/1/12	D/P	61,716	12,343
(Brookhaven), zero %, 9/1/12	D/P	791,466	11,872
			5,270,235

Nevada (3.1%)
Clark Cnty., G.O. Bonds (Pk. & Regl.
Justice Ctr.), FGIC, 5 5/8s, 11/1/19
(Prerefunded)	Aa1	2,000,000	2,096,780
Clark Cnty., Impt. Dist. Special Assmt.
(Summerlin No. 151)
5s, 8/1/20	BB/P	425,000	375,322
5s, 8/1/16	BB/P	1,010,000	940,027

MUNICIPAL BONDS AND NOTES (146.6%)* continued

	Rating**	Principal amount	Value

Nevada continued
Clark Cnty., Impt. Dist. Special Assmt.
Bonds (Summerlin No. 142), 6 3/8s, 8/1/23	BB/P	$980,000	$962,576
Clark Cnty., Indl. Dev. Rev. Bonds
(Southwest Gas Corp.), Ser. C, AMBAC,
5.95s, 12/1/38	Aaa	5,000,000	5,043,800
Clark Cnty., Local Impt. Dist. Special
Assmt. Bonds (No. 142), 6.1s, 8/1/18	BB/P	250,000	248,845
Henderson, Local Impt. Dist. Special
Assmt. (No. T-17), 5s, 9/1/18	BB/P	375,000	333,143
Henderson, Local Impt. Dist. Special
Assmt. Bonds
(No. T-16), 5 1/8s, 3/1/25	BB/P	680,000	481,603
(No. T-18), 5s, 9/1/16	BB-/P	1,925,000	1,574,631
Las Vegas, Local Impt. Board Special
Assmt. (Dist. No. 607), 5.9s, 6/1/18	BB/P	1,175,000	1,064,480
Las Vegas, Special Impt. Dist. Rev. Bonds
(No. 809 - Summerlin Area), 5.65s, 6/1/23	BB/P	245,000	228,281
			13,349,488

New Hampshire (1.5%)
NH Hlth. & Ed. Fac. Auth. Rev. Bonds
(Huntington at Nashua), Ser. A, 6 7/8s,
5/1/33	BB-/P	600,000	612,768
(Southern NH Med. Ctr.), Ser. A, 5 1/4s,
10/1/28	A-	1,425,000	1,359,721
(Kendal at Hanover), Ser. A, 5s, 10/1/18	BBB+	1,875,000	1,831,819
NH State Bus. Fin. Auth. Rev. Bonds (Alice
Peck Day Hlth. Syst.), Ser. A, 7s,
10/1/29 (Prerefunded)	BBB-/P	2,565,000	2,754,271
NH State Bus. Fin. Auth. Swr. & Solid
Waste Rev. Bonds (Crown Paper Co.),
7 7/8s, 7/1/26	D/P	1,394,189	139
			6,558,718

New Jersey (5.5%)
Burlington Cnty., Bridge Comm. Econ. Dev.
Rev. Bonds (The Evergreens), 5 5/8s,
1/1/38	BB+/P	1,000,000	876,050
NJ Econ. Dev. Auth. Rev. Bonds
(Cedar Crest Village, Inc.), Ser. A, U.S.
Govt. Coll., 7 1/4s, 11/15/31
(Prerefunded)	AAA/P	1,250,000	1,438,725
(Newark Arpt. Marriot Hotel), 7s, 10/1/14	Ba1	3,400,000	3,416,320
(First Mtge. Presbyterian Home), Ser. A,
6 3/8s, 11/1/31	BB/P	500,000	484,340
(United Methodist Homes), Ser. A-1,
6 1/4s, 7/1/33	BB+	1,000,000	971,540
(First Mtge. Lions Gate), Ser. A, 5 7/8s,
1/1/37	B/P	430,000	377,635

MUNICIPAL BONDS AND NOTES (146.6%)* continued

	Rating**	Principal amount	Value

New Jersey continued
NJ Econ. Dev. Auth. Rev. Bonds
(Cigarette Tax), 5 3/4s, 6/15/29	Baa2	$1,000,000	$980,530
(Cigarette Tax), 5 1/2s, 6/15/24	Baa2	4,000,000	3,920,240
NJ Econ. Dev. Auth. Retirement Cmnty. Rev.
Bonds (Seabrook Village, Inc.), 5 1/4s,
11/15/36	BB-/P	860,000	716,440
NJ Econ. Dev. Auth. Solid Waste Mandatory
Put Bonds (Disp. Waste Mgt.), 5.3s, 6/1/14	BBB	1,750,000	1,733,830
NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Peters U. Hosp.), 5 3/4s, 7/1/37	Baa2	750,000	724,260
(United Methodist Homes), Ser. A, 5 3/4s,
7/1/29	BB+	2,250,000	2,086,448
(Atlantic City Med.), 5 3/4s, 7/1/25	A+	695,000	717,706
(Atlantic City Med.), 5 3/4s, 7/1/25
(Prerefunded)	A+	555,000	611,449
Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/8s, 6/1/32 (Prerefunded)	Aaa	3,410,000	3,840,240
Ser. 1A, 5s, 6/1/29	BBB	1,100,000	949,575
			23,845,328

New Mexico (0.6%)
Farmington, Poll. Control Rev. Bonds
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa3	1,800,000	1,450,800
Farmington, Poll. Control VRDN (AZ Pub.
Service Co.), Ser. B, 2.5s, 9/1/24	A-1+	500,000	500,000
NM Mtge. Fin. Auth. Rev. Bonds (Single
Fam. Mtge.), Ser. F2, Class I, GNMA
Coll., FNMA Coll., FHLMC Coll., 5.6s,
7/1/38	AAA	485,000	493,133
			2,443,933

New York (15.3%)
Huntington, Hsg. Auth. Rev. Bonds (Gurwin
Jewish Sr. Residence), Ser. A, 6s, 5/1/39	B+/P	500,000	452,735
Huntington, Hsg. Auth. Sr. Hsg. Fac. Rev.
Bonds (Gurwin Jewish Sr. Residence),
Ser. A, 6s, 5/1/29	B+/P	750,000	696,053
Livingston Cnty., Indl. Dev. Agcy. Civic
Fac. Rev. Bonds (Nicholas H. Noyes
Memorial Hosp.), 5 3/4s, 7/1/15	BB	1,960,000	1,991,948
Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
(Keyspan-Glenwood), 5 1/4s, 6/1/27	A-	2,775,000	2,699,936
Niagara Cnty., Indl. Dev. Agcy. Mandatory
Put Bonds (Solid Waste Disp.)
Ser. C, 5 5/8s, 11/15/14	Baa2	400,000	400,956
Ser. A, 5.45s, 11/15/12	Baa2	500,000	501,180
NY City, G.O. Bonds, Ser. B, 5 1/4s,
12/1/09	AA	10,000,000	10,402,300

MUNICIPAL BONDS AND NOTES (146.6%)* continued

	Rating**	Principal amount	Value

New York continued
NY City, Indl. Dev. Agcy. Rev. Bonds
(Liberty-7 World Trade Ctr.), Ser. B,
6 3/4s, 3/1/15	BB/P	$200,000	$205,926
(Liberty-7 World Trade Ctr.), Ser. A,
6 1/4s, 3/1/15	BB/P	1,775,000	1,795,200
(Queens Baseball Stadium - Pilot), AMBAC,
5s, 1/1/21	Aaa	900,000	953,091
NY City, Indl. Dev. Agcy. Civic Fac. Rev.
Bonds
(Staten Island U. Hosp.), Ser. A, 6 3/8s,
7/1/31	B2	805,000	774,354
(Brooklyn Polytech. U. Project J), 6 1/8s,
11/1/30 (Prerefunded)	AAA	200,000	219,014
NY City, Indl. Dev. Agcy. Special Arpt.
Fac. Rev. Bonds (Airis JFK I, LLC),
Ser. A, 5 1/2s, 7/1/28	Baa3	1,300,000	1,191,424
NY City, Indl. Dev. Agcy. Special Fac.
Rev. Bonds
(American Airlines — JFK Intl. Arpt.), 8s,
8/1/28	B	1,500,000	1,509,060
(American Airlines — JFK Intl. Arpt.),
7 1/2s, 8/1/16	B	6,975,000	6,876,792
(British Airways PLC), 5 1/4s, 12/1/32	Ba1	3,425,000	2,544,227
(Jetblue Airways Corp.), 5s, 5/15/20	B-	325,000	248,264
NY State Dorm. Auth. Rev. Bonds
(Winthrop-U. Hosp. Assn.), Ser. A, 5 1/2s,
7/1/32	Baa1	900,000	850,572
(Lenox Hill Hosp. Oblig. Group), 5 1/4s,
7/1/09	Ba2	1,000,000	1,010,090
(NY U. Hosp. Ctr.), Ser. A, 5s, 7/1/20	Ba2	1,000,000	956,030
NY State Dorm. Auth. Non-State Supported
Debt Rev. Bonds (Orange Regl. Med. Ctr.),
6 1/4s, 12/1/37	Ba1	725,000	725,065
NY State Energy Research & Dev. Auth. Gas
Fac. Rev. Bonds (Brooklyn Union Gas),
6.952s, 7/1/26	A+	3,800,000	3,821,204
Onondaga Cnty., Indl. Dev. Agcy. Rev.
Bonds (Solvay Paperboard, LLC), 7s,
11/1/30 (acquired 12/9/98,
cost $3,200,000) ‡	BB/P	3,200,000	3,216,576
Port Auth. NY & NJ Rev. Bonds (Kennedy
Intl. Arpt. — 4th Installment), 6 3/4s,
10/1/11	BB+/P	500,000	503,095
Port. Auth. NY & NJ Special Oblig. Rev.
Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6 3/4s, 10/1/19	BB+/P	200,000	200,470
(JFK Intl. Air Term. — 6), MBIA, 5.9s,
12/1/17	Aaa	15,000,000	15,330,600

MUNICIPAL BONDS AND NOTES (146.6%)* continued

	Rating**	Principal amount	Value

New York continued
Suffolk Cnty., Indl. Dev. Agcy. Cont. Care
Retirement Rev. Bonds
(Peconic Landing), Ser. A, 8s, 10/1/30	BB-/P	$2,700,000	$2,818,935
(Jefferson’s Ferry), Ser. A, 7 1/4s,
11/1/28 (Prerefunded)	AAA	1,000,000	1,087,490
(Jeffersons Ferry), 5s, 11/1/15	BBB-	975,000	971,987
(Jefferson’s Ferry), 4 5/8s, 11/1/16	BBB-	1,000,000	964,920
Syracuse, Indl. Dev. Agcy. Rev. Bonds (1st
Mtge. — Jewish Home), Ser. A, 7 3/8s,
3/1/21	B+/P	800,000	808,736
			66,728,230

North Carolina (6.5%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev.
Bonds
Ser. D, 6 3/4s, 1/1/26	Baa1	1,500,000	1,558,545
Ser. A, 5 3/4s, 1/1/26	Baa1	3,000,000	3,051,360
Ser. C, 5.3s, 1/1/15	Baa1	1,500,000	1,566,450
NC Hsg. Fin. Agcy. FRN (Homeownership),
Ser. 26, Class A, 5 1/2s, 1/1/38	AA/P	1,000,000	1,008,650
NC Med. Care Cmnty. Hlth. Care Fac. Rev.
Bonds
(Presbyterian Homes), 5.4s, 10/1/27	BB/P	2,000,000	1,939,120
(First Mtge. — Presbyterian Homes),
5 3/8s, 10/1/22	BB/P	1,110,000	1,106,082
(Deerfield), Ser. A, 5s, 11/1/23	A-/F	1,000,000	958,370
(Pines at Davidson), Ser. A, 5s, 1/1/16	A-/F	545,000	557,137
(Novant Hlth. Oblig. Group), Ser. A, 5s,
11/1/14	Aa3	10,000,000	10,650,600
(Pines at Davidson), Ser. A, 4.85s, 1/1/26	A-/F	1,270,000	1,148,105
NC Med. Care Comm. Retirement Fac. Rev.
Bonds
(Carolina Village), 6s, 4/1/38	BB/P	500,000	462,860
(First Mtge.), Ser. A-05, 5 1/2s, 10/1/35	BB+/P	1,730,000	1,526,846
(First Mtge.), Ser. A-05, 5 1/4s, 10/1/25	BB+/P	700,000	634,599
(First Mtge. United Methodist), Ser. C,
5 1/4s, 10/1/24	BB+/P	300,000	292,578
NC State Muni. Pwr. Agcy. Rev. Bonds (No.
1, Catawba Elec.), Ser. B, 6 1/2s, 1/1/20	A3	2,000,000	2,099,900
			28,561,202

North Dakota (0.3%)
Grand Forks, Hlth. Care Syst. Rev. Bonds
(Altru Hlth. Syst. Oblig. Group), 7 1/8s,
8/15/24 (Prerefunded)	Baa2	1,000,000	1,111,890

MUNICIPAL BONDS AND NOTES (146.6%)* continued

	Rating**	Principal amount	Value

Ohio (4.3%)
Buckeye, Tobacco Settlement Fin. Auth.
Rev. Bonds, Ser. A-2
5 3/4s, 6/1/34	BBB	$8,500,000	$7,753,275
5 1/8s, 6/1/24	BBB	1,930,000	1,814,123
Coshocton Cnty., Env. 144A Rev. Bonds
(Smurfit-Stone Container Corp.), 5 1/8s,
8/1/13	CCC+	2,000,000	1,762,240
Cuyahoga Cnty., Rev. Bonds, Ser. A
6s, 1/1/32	Aa3	1,000,000	1,045,800
6s, 1/1/16	Aa3	1,280,000	1,388,198
6s, 1/1/15	Aa3	2,000,000	2,177,760
Hickory Chase, Cmnty. Auth. Infrastructure
Impt. Rev. Bonds (Hickory Chase), 7s,
12/1/38	BB-/P	700,000	701,498
Montgomery Cnty., Hosp. Rev. Bonds
(Kettering Med. Ctr.), 6 3/4s, 4/1/22
(Prerefunded)	A2	1,500,000	1,631,580
Toledo-Lucas Cnty., Port Auth. Rev. Bonds
(CSX Transn, Inc.), 6.45s, 12/15/21	Baa3	500,000	528,810
			18,803,284

Oklahoma (3.4%)
OK Dev. Fin. Auth. Rev. Bonds (Hillcrest
Hlth. Care Syst.), Ser. A, U.S. Govt.
Coll., 5 5/8s, 8/15/29 (Prerefunded)	Aaa	1,575,000	1,650,695
OK Hsg. Fin. Agcy. Single Family Mtge.
Rev. Bonds (Homeownership Loan), Ser. C,
GNMA Coll., FNMA Coll., 5.95s, 3/1/37	Aaa	2,795,000	2,860,012
OK State Indl. Dev. Auth. Rev. Bonds
(Hlth. Syst.), Ser. A, MBIA
5 3/4s, 8/15/29 (Prerefunded)	Aaa	4,625,000	4,866,518
5 3/4s, 8/15/29 (Prerefunded)	Aaa	3,375,000	3,551,243
Tulsa, Muni. Arpt. Trust Mandatory
Put Bonds, Ser. B, 5.65s, 12/1/08	B	1,750,000	1,744,278
			14,672,746

Oregon (1.0%)
Multnomah Cnty., Hosp. Fac. Auth. Rev.
Bonds (Terwilliger Plaza)
6 1/2s, 12/1/29	BB-/P	2,900,000	2,837,360
Ser. A, 5 1/4s, 12/1/26	BB-/P	510,000	441,793
OR State Hsg. & Cmnty. Svcs. Dept. Rev.
Bonds (Single Family Mtge.), Ser. K,
5 5/8s, 7/1/29	Aa2	1,205,000	1,208,844
			4,487,997

MUNICIPAL BONDS AND NOTES (146.6%)* continued

	Rating**	Principal amount	Value

Pennsylvania (5.6%)
Allegheny Cnty., Hosp. Dev. Auth. Rev.
Bonds
(Hlth. Syst.), Ser. B, 9 1/4s, 11/15/22
(Prerefunded)	AAA	$195,000	$229,647
(Hlth. Syst.), Ser. B, 9 1/4s, 11/15/15
(Prerefunded)	AAA	560,000	645,920
(Hlth. Syst.-West PA), Ser. A, 5 3/8s,
11/15/40	Ba2	5,705,000	4,702,460
(Hlth. Syst.-West PA), Ser. A, 5s, 11/15/28	Ba2	460,000	380,575
Allegheny Cnty., Indl. Dev. Auth. Rev.
Bonds
(Env. Impt. — USX Corp.), 6s, 1/15/14	Baa1	750,000	759,390
(Env. Impt.), 5 1/2s, 11/1/16	Baa3	1,850,000	1,869,980
Bucks Cnty., Indl. Dev. Auth. Retirement
Cmnty. Rev. Bonds (Ann’s Choice, Inc.),
Ser. A
6 1/8s, 1/1/25	BB/P	1,160,000	1,106,952
5.3s, 1/1/14	BB/P	690,000	678,062
5.2s, 1/1/13	BB/P	1,000,000	985,330
5.1s, 1/1/12	BB/P	400,000	395,908
Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
(Panther Creek Partners), 6.65s, 5/1/10	BBB-	1,815,000	1,865,620
Delaware Cnty., College Auth. Rev. Bonds
(Neumann College), 6s, 10/1/25	BBB	925,000	944,314
Delaware Cnty., Indl. Dev. Auth. Resource
Recvy. Rev. Bonds, Ser. A, 6.1s, 7/1/13	Ba1	500,000	503,375
Erie-Western PA Port Auth. Rev. Bonds,
6 1/4s, 6/15/10	BB+/F	385,000	385,688
Lancaster Cnty., Hosp. Auth. Rev. Bonds
(Brethren Village), Ser. A, 6 3/8s,
7/1/30	BB-/P	625,000	617,993
Lebanon Cnty., Hlth. Facs. Rev. Bonds
(Pleasant View Retirement), Ser. A, 5.3s,
12/15/26	BB-/P	500,000	443,615
Lehigh Cnty., Gen. Purpose Auth. Rev.
Bonds (Lehigh Valley Hosp. Hlth.
Network), Ser. A, 5 1/4s, 7/1/32	A1	1,000,000	1,001,700
Montgomery Cnty., Indl. Auth. Resource
Recvy. Rev. Bonds (Whitemarsh Cont Care),
6 1/4s, 2/1/35	B-/P	1,100,000	1,010,625
PA Econ. Dev. Fin. Auth. Exempt Fac. FRN
(Reliant Energy), Ser. B, 6 3/4s, 12/1/36	Ba3	900,000	918,297
PA State Higher Edl. Fac. Auth. Rev. Bonds
(Widener U.), 5.4s, 7/15/36	BBB+	1,000,000	984,260
Philadelphia, Hosp. & Higher Ed. Fac.
Auth. Rev. Bonds (Graduate Hlth. Syst.),
7 1/4s, 7/1/10 (In default) †	D/P	2,707,789	271

MUNICIPAL BONDS AND NOTES (146.6%)* continued

	Rating**	Principal amount	Value

Pennsylvania continued
Sayre, Hlth. Care Fac. Auth. Rev. Bonds
(Guthrie Hlth.), Ser. A
5 7/8s, 12/1/31 (Prerefunded)	A	$1,390,000	$1,540,370
5 7/8s, 12/1/31	A	410,000	420,447
Scranton, G.O. Bonds, Ser. C, 7.1s, 9/1/31
(Prerefunded)	AAA/P	750,000	850,823
Susquehanna, Area Regl. Arpt. Syst. Auth.
Rev. Bonds, Ser. A, 6 1/2s, 1/1/38	Baa3	500,000	499,945
Wilkes-Barre, Fin. Auth. (Wilkes U.), 5s,
3/1/22	BBB	560,000	550,637
			24,292,204

Puerto Rico (3.6%)
Cmnwlth. of PR, G.O. Bonds, Ser. A, FGIC,
5 1/2s, 7/1/16	Baa3	3,300,000	3,424,838
Cmnwlth. of PR, Aquaduct & Swr. Auth. Rev.
Bonds, Ser. A, 6s, 7/1/38	Baa3	1,000,000	1,038,420
Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev.
Bonds, Ser. A, 6s, 7/1/44	Baa3	1,200,000	1,241,387
Cmnwlth. of PR, Hwy. & Trans. Auth. Rev.
Bonds, FGIC, 5 1/2s, 7/1/13	BBB	1,035,000	1,077,258
Cmnwlth. of PR, Indl. Tourist Edl. Med. &
Env. Control Fac. Rev. Bonds (Cogen.
Fac.-AES), 6 5/8s, 6/1/26	Baa3	1,000,000	1,041,790
Cmnwlth. of PR Gtd., Pub. Bldg. Auth. Rev.
Bonds (Govt. Fac.), Ser. N
5 1/2s, 7/1/21	Baa3	1,845,000	1,896,955
5 1/2s, 7/1/20	Baa3	4,250,000	4,394,798
5s, 7/1/14	Baa3	1,500,000	1,537,410
			15,652,856

Rhode Island (0.4%)
Tobacco Settlement Fin. Corp. Rev. Bonds,
Ser. A, 6 1/8s, 6/1/32	BBB	2,025,000	1,956,960

South Carolina (2.2%)
Georgetown Cnty., Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5s, 8/1/30	BBB	175,000	139,282
Orangeburg Cnty., Solid Waste Disp. Fac.
Rev. Bonds (SC Elec. & Gas), AMBAC, 5.7s,
11/1/24	Aaa	2,500,000	2,476,325
SC Hosp. Auth. Rev. Bonds (Med. U.),
Ser. A, 6 1/2s, 8/15/32 (Prerefunded)	AAA	1,250,000	1,425,962
SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev.
Bonds (Palmetto Hlth.)
Ser. A, 7 3/8s, 12/15/21 (Prerefunded)	AAA/P	1,600,000	1,823,711
Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	890,000	1,009,268
Ser. C, 6s, 8/1/20 (Prerefunded)	Baa1	110,000	124,741

MUNICIPAL BONDS AND NOTES (146.6%)* continued

	Rating**	Principal amount	Value

South Carolina continued
SC Tobacco Settlement Rev. Mgmt. Auth.
Rev. Bonds, Ser. B
6 3/8s, 5/15/30	BBB	$1,300,000	$1,281,071
6s, 5/15/22	BBB	1,195,000	1,207,715
			9,488,075

South Dakota (1.0%)
SD Edl. Enhancement Funding Corp. SD
Tobacco Rev. Bonds, Ser. B, 6 1/2s,
6/1/32	BBB	2,000,000	2,017,020
SD Hsg. Dev. Auth. Rev. Bonds
(Home Ownership Mtg.), Ser. H, 5s, 5/1/28	AAA	540,000	539,368
(Home Ownership Mtge.), Ser. J, 4 1/2s,
5/1/17	AAA	500,000	506,025
SD State Hlth. & Edl. Fac. Auth. Rev.
Bonds (Prairie Lakes Hlth. Care), 5.65s,
4/1/22	Baa1	1,105,000	1,100,721
			4,163,134

Tennessee (2.7%)
Johnson City, Hlth. & Edl. Fac. Board
Hosp. Rev. Bonds (First Mtge. Mountain
States Hlth.), Ser. A, 7 1/2s, 7/1/33
(Prerefunded)	Baa1	5,200,000	6,240,831
Johnson City, Hlth. & Edl. Facs. Board
Retirement Fac. Rev. Bonds (Appalachian
Christian Village), Ser. A, 6 1/4s,
2/15/32	BB-/P	1,000,000	932,150
Shelby Cnty., Hlth. Edl. & Hsg. Fac. Hosp.
Board Rev. Bonds (Methodist Hlth. Care)
6 1/2s, 9/1/26 (Prerefunded)	AAA	1,880,000	2,139,045
6 1/2s, 9/1/26 (Prerefunded)	AAA	1,120,000	1,274,325
Sullivan Cnty., Hlth. Edl. & Hsg. Hosp.
Fac. Board Rev. Bonds (Wellmont Hlth.
Syst.), Ser. C, 5s, 9/1/22	BBB+	450,000	421,925
TN Energy Acquisition Corp. Gas Rev.
Bonds, Ser. A, 5 1/4s, 9/1/24	Aa3	1,000,000	975,310
			11,983,586

Texas (11.2%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds
(Sears Methodist Retirement)
Ser. A, 7s, 11/15/33	BB-/P	600,000	607,481
5 7/8s, 11/15/18	BB-/P	1,000,000	995,720
Ser. A, 5 7/8s, 11/15/18	BB-/P	20,000	19,914
Abilene, Hlth. Fac. Dev. Corp. Retirement
Fac. (Sears Methodist Retirement), 6s,
11/15/29	BB-/P	1,450,000	1,329,737

MUNICIPAL BONDS AND NOTES (146.6%)* continued

	Rating**	Principal amount	Value

Texas continued
Brazoria Cnty., Brazos River Harbor Naval
Dist. (Dow Chemical Co.), Ser. A-3,
5 1/8s, 5/15/33	A3	$540,000	$486,259
Brazos River, Auth. Poll. Control Rev.
Bonds (TXU Energy Co., LLC), 5s, 3/1/41	Caa1	1,500,000	976,530
Fort Worth, Higher Ed. Fin. Corp. Rev.
Bonds (Wesleyan U.), Ser. A, 6s, 10/1/12	Ba2	950,000	952,869
Gulf Coast, Waste Disp. Auth. Rev. Bonds,
Ser. A, 6.1s, 8/1/24	BBB	450,000	435,555
Harris Cnty., Mandatory Put Bonds, Ser. B,
FSA, 5s, 8/15/12	Aaa	5,500,000	5,926,800
Harris Cnty., Hlth. Fac. Rev. Bonds
(Memorial Hermann Hlth. Care), Ser. A,
6 3/8s, 6/1/29 (Prerefunded)	A2	3,000,000	3,333,570
Houston, Arpt. Syst. Rev. Bonds
(Continental Airlines, Inc.), Ser. E,
6 3/4s, 7/1/29	B3	8,675,000	7,753,801
(Special Fac. — Continental
Airlines, Inc.), Ser. E, 6 3/4s, 7/1/21	B3	2,600,000	2,391,557
(Continental Airlines, Inc.), Ser. C,
5.7s, 7/15/29	B3	2,500,000	1,934,000
Lufkin, Hlth. Fac. Dev. Corp. Hlth. Syst.
Rev. Bonds (Memorial Hlth. Syst. of East
TX), 5 1/2s, 2/15/32	BBB+	500,000	460,790
Matagorda Cnty., Navigation Dist. TX Poll.
Control Mandatory Put Bonds (Dist. No. 1
AEP Texas Central Co.), 5 1/8s, 6/1/11	Baa2	1,250,000	1,248,025
Mission, Econ. Dev. Corp. Solid Waste
Disp. Rev. Bonds (Allied Waste
N.A. Inc.), Ser. A, 5.2s, 4/1/18	B+	900,000	787,914
North TX Thruway Auth. Rev. Bonds, Ser. A,
6s, 1/1/25	A2	1,000,000	1,075,770
Port Corpus Christi Indl. Dev. Corp. Rev.
Bonds (Valero), Ser. C, 5.4s, 4/1/18	BBB	815,000	815,057
Sam Rayburn Muni. Pwr. Agcy. Rev. Bonds,
6s, 10/1/21	Baa2	2,500,000	2,586,650
San Antonio, Arpt. Syst. Rev. Bonds, FSA,
5 1/4s, 7/1/32	Aaa	1,415,000	1,407,231
Tarrant Cnty., Cultural Ed. Fac.
Fin. Corp. Rev. Bonds (Northwest Sr. Hsg.
Edgemere), Ser. A, 5 3/4s, 11/15/16	BB-/P	425,000	437,980
Tarrant Cnty., Cultural Ed. Fac.
Fin. Corp. Retirement Fac. Rev. Bonds
(Buckner Retirement Svcs., Inc.), 5 1/4s,
11/15/37	A-	900,000	790,299
(Air Force Village), 5 1/8s, 5/15/27	BBB-/P	4,000,000	3,639,760

MUNICIPAL BONDS AND NOTES (146.6%)* continued

	Rating**	Principal amount	Value

Texas continued
Tomball, Hosp. Auth. Rev. Bonds (Tomball
Regl. Hosp.)
6s, 7/1/29	Baa3	$4,150,000	$4,095,801
6s, 7/1/25	Baa3	800,000	802,656
6s, 7/1/19	Baa3	800,000	811,376
TX State Dept. of Hsg. & Cmnty. Affairs
Rev. Bonds
Ser. C, GNMA/FNMA Coll., 6.9s, 7/2/24	AAA	1,000,000	1,019,160
(Single Fam.), Ser. F, FHA Insd., 5 3/4s,
3/1/37	AAA	1,990,000	2,004,686
			49,126,948

Utah (0.8%)
Carbon Cnty., Solid Waste Disp. Rev. Bonds
(Laidlaw Env.), Ser. A
7 1/2s, 2/1/10	BB-	1,550,000	1,556,014
7.45s, 7/1/17	B+/P	600,000	603,030
Tooele Cnty., Harbor & Term. Dist. Port
Fac. Rev. Bonds (Union Pacific), Ser. A,
5.7s, 11/1/26	Baa2	1,500,000	1,414,725
			3,573,769

Vermont (0.4%)
VT Hsg. Fin. Agcy. Rev. Bonds, Ser. 19A,
FSA, 4.62s, 5/1/29	Aaa	1,575,000	1,573,693

Virginia (1.9%)
Albemarle Cnty., Indl. Dev. Auth. Res.
Care Fac. Rev. Bonds
(Westminster-Canterbury), 5s, 1/1/24	B+/P	600,000	539,586
Henrico Cnty., Econ. Dev. Auth. Rev. Bonds
(United Methodist), Ser. A, 6 1/2s,
6/1/22	BB+/P	600,000	607,860
Henrico Cnty., Econ. Dev. Auth. Res. Care
Fac. Rev. Bonds
(United Methodist), Ser. A, 6.7s, 6/1/27	BB+/P	295,000	298,006
(United Methodist), Ser. A, 6.7s, 6/1/27
(Prerefunded)	BB+/P	105,000	119,267
(Westminster-Canterbury), 5s, 10/1/22	BBB-	1,000,000	946,840
Hopewell, Indl. Dev. Auth. Env. Impt. Rev.
Bonds (Smurfit-Stone Container Corp.),
5 1/4s, 6/1/15	CCC+	700,000	597,842
James Cnty., Indl. Dev. Auth. Rev. Bonds
(Williamsburg), Ser. A, 6 1/8s, 3/1/32	BB-/P	1,500,000	1,462,260
Lynchburg, Indl. Dev. Auth. Res. Care Fac.
Rev. Bonds (Westminster-Canterbury)
5s, 7/1/31	BB/P	1,250,000	1,053,300
4 7/8s, 7/1/21	BB/P	1,000,000	918,210

MUNICIPAL BONDS AND NOTES (146.6%)* continued

	Rating**	Principal amount	Value

Virginia continued
Prince William Cnty., Indl. Dev. Auth.
Hosp. Rev. Bonds (Potomac Hosp. Corp.),
5.35s, 10/1/36	A3	$1,000,000	$1,002,980
Winchester, Indl. Dev. Auth. Res. Care
Fac. Rev. Bonds (Westminster-Canterbury),
Ser. A, 5.2s, 1/1/27	BB/P	700,000	641,998
			8,188,149

Washington (1.6%)
Tobacco Settlement Auth. of WA Rev. Bonds
6 5/8s, 6/1/32	BBB	2,000,000	2,021,680
6 1/2s, 6/1/26	BBB	2,090,000	2,139,575
WA State Hlth. Care Fac. Auth. Rev. Bonds,
Ser. C, Radian Insd., 5 3/8s, 8/15/28	AA	750,000	752,925
WA State Hlth. Care Fac. Auth. VRDN
(Multicare Hlth. Syst.), Ser. D, FSA,
2.65s, 8/15/41	A-1+	2,000,000	2,000,000
			6,914,180

West Virginia (1.5%)
Harrison Cnty., Cmnty. Solid Waste Disp.
Rev. Bonds (Allegheny Energy), Ser. D,
5 1/2s, 10/15/37	Baa2	3,150,000	3,000,155
Mason Cnty., Poll. Control FRB
(Appalachian Pwr. Co. Project), Ser. L,
5 1/2s, 10/1/22	Baa2	725,000	725,624
Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
Assn., Inc.), 6.1s, 5/1/29	B1	3,075,000	2,898,311
			6,624,090

Wisconsin (2.1%)
Badger, Tobacco Settlement Asset
Securitization Corp. Rev. Bonds
7s, 6/1/28	BBB	3,000,000	3,085,020
6 3/8s, 6/1/32 #	BBB	5,500,000	5,527,500
Janesville, Poll. Control Rev. Bonds
(General Motors Corp.), 5.55s, 4/1/09	B-	500,000	492,980
			9,105,500

Wyoming (0.3%)
Sweetwater Cnty., Solid Waste Disp. Rev.
Bonds (FMC Corp.), 5.6s, 12/1/35	Baa2	1,500,000	1,363,395

Total municipal bonds and notes (cost $647,220,796)			$640,208,709

PREFERRED STOCKS (2.7%)*

			Shares	Value

Charter Mac. Equity Trust 144A Ser. A,
6.625% cum. pfd.		2,000,000		$2,067,600
GMAC Muni. Mtge. Trust 144A Ser. A1-3,
5.3%, cum. pfd		2,500,000		2,424,500
GMAC Muni. Mtge. Trust 144A Ser. A1-2,
4.9%, cum. pfd.		1,000,000		987,330
MuniMae Tax Exempt Bond Subsidiary, LLC
144A Ser. A, 6.875% cum. pfd.		4,000,000		4,128,920
MuniMae Tax Exempt Bond Subsidiary, LLC
144A Ser. A-3, 4.95%, cum. pfd.		2,000,000		2,022,760

Total preferred stocks (cost $11,500,000)				$11,631,110

COMMON STOCKS (—%)* (cost $1,273,945)

			Shares	Value

Tembec, Inc. (Canada) †			1,750	$6,796

WARRANTS (—%)* † (cost $154,422)

	Expiration date	Strike price	Warrants	Value

Tembec, Inc. (Canada)	3/03/12	$0.00001	3,889	$2,169

TOTAL INVESTMENTS
Total investments (cost $660,149,163)				$651,848,784

* Percentages indicated are based on net assets of $436,822,066.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at April 30, 2008 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2008. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at April 30, 2008 and does not reflect any subsequent changes.

† Non-income-producing security.

‡ Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2008 was $3,216,576 or 0.7% of net assets.

# A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at April 30, 2008.

(F) Is valued at fair value following procedures approved by the Trustees.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN, Mandatory Put Bonds, FRB and FRN are the current interest rates at April 30, 2008.

The dates shown on Mandatory Put Bonds are the next mandatory put dates.

The dates shown on debt obligations other than Mandatory Put Bonds are the original maturity dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at April 30, 2008 (as a percentage of net assets):

Health care	62.0%
Utilities	16.0
Air transportation	12.5
Housing	10.6
Tobacco	10.4

FUTURES CONTRACTS OUTSTANDING at 4/30/08 (Unaudited)

					Unrealized
		Number of		Expiration	appreciation/
		contracts	Value	date	(depreciation)

U.S. Treasury Note 5 yr (Short)		59	$ 6,607,078	Jun-08	$ 36,452
U.S. Treasury Note 10 yr (Short)		188	21,772,750	Jun-08	(277,582)

Total					$(241,130)

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 4/30/08 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $660,149,163)	$651,848,784

Interest and other receivables	11,670,607

Receivable for securities sold	2,207,309

Receivable from manager (Note 2)	12,293

Receivable for closed swap contracts (Note 1)	25,677

Total assets	665,764,670

LIABILITIES

Payable to custodian (Note 2)	1,730,128

Payable for variation margin (Note 1)	99,594

Distributions payable to shareholders	1,965,717

Distributions payable to preferred shareholders (Note 1)	145,856

Payable for securities purchased	3,687,871

Payable for compensation of Manager (Note 2)	834,905

Payable for investor servicing fees (Note 2)	18,026

Payable for Trustee compensation and expenses (Note 2)	159,753

Payable for administrative services (Note 2)	1,700

Payable for remarketing fee (Note 2)	106,945

Other accrued expenses	192,109

Total liabilities	8,942,604

Series A remarketed preferred shares:
(550 shares authorized and issued at $100,000 per share) (Note 4)	55,000,000

Series B remarketed preferred shares:
(550 shares authorized and issued at $100,000 per share) (Note 4)	55,000,000

Series C remarketed preferred shares:
(2,200 shares authorized and issued at $50,000 per share) (Note 4)	110,000,000

Net assets	$436,822,066

REPRESENTED BY

Paid-in capital — common shares (Unlimited shares authorized) (Notes 1, 5 and 6)	$519,286,374

Distributions in excess of net investment income (Notes 1 and 6)	(228,748)

Accumulated net realized loss on investments (Notes 1 and 6)	(73,694,051)

Net unrealized depreciation of investments (Note 6)	(8,541,509)

Total — Representing net assets applicable to common shares outstanding	$436,822,066

COMPUTATION OF NET ASSET VALUE

Net asset value per common share
($436,822,066 divided by 57,288,363 shares)	$7.62

The accompanying notes are an integral part of these financial statements.

Statement of operations Six months ended 4/30/08 (Unaudited)

INTEREST INCOME	$ 15,867,207

EXPENSES

Compensation of Manager (Note 2)	1,498,973

Investor servicing fees (Note 2)	91,661

Custodian fees (Note 2)	6,251

Trustee compensation and expenses (Note 2)	16,132

Administrative services (Note 2)	18,508

Preferred share remarketing agent fees	244,620

Other	268,030

Total expenses	2,144,175

Expense reduction (Note 2)	(18,636)

Net expenses	2,125,539

Net investment income	13,741,668

Net realized loss on investments (Notes 1 and 3)	(1,188,870)

Net realized gain on swap contracts (Note 1)	128,699

Net realized loss on futures contracts (Note 1)	(1,371,544)

Net unrealized depreciation of investments and futures
contracts during the period (Note 6)	(19,841,492)

Net loss on investments	(22,273,207)

Net decrease in net assets resulting from operations	$ (8,531,539)

DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income

Taxable net investment income	(65,649)

From tax exempt net investment income	(3,390,997)

Net decrease in net assets resulting from operations
(applicable to common shareholders)	$(11,988,185)

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS

Six months ended		Year ended
	4/30/08*	10/31/07

Operations:
Net investment income	$ 13,741,668	$ 23,676,645

Net realized loss on investments	(2,431,715)	(534,686)

Net unrealized depreciation of investments	(19,841,492)	(13,852,162)

Net increase (decrease) in net assets resulting from operations	(8,531,539)	9,289,797

DISTRIBUTIONS TO SERIES A, B, AND C REMARKETED PREFERRED SHAREHOLDERS (NOTE 1):

From ordinary income

Taxable net investment income	(65,649)	—

From tax exempt net investment income	(3,390,997)	(6,578,662)

Net increase (decrease) in net assets resulting from operations
(applicable to common shareholders)	(11,988,185)	2,711,135

DISTRIBUTIONS TO COMMON SHAREHOLDERS (NOTE 1):

From ordinary income

Taxable net investment income	(136,890)	—

From tax exempt net investment income	(9,185,251)	(17,663,076)

Increase from issuance of common shares in connection with
the merger of Putnam High Yield Municipal Trust (Note 6)	141,608,656	—

Decrease from capital shares repurchased (Notes 5)	(5,522,844)	(36,774,589)

Total increase (decrease) in net assets	114,775,486	(51,726,530)

NET ASSETS

Beginning of period	322,046,580	373,773,110

End of period (including distributions in excess of net investment
income of $228,748 and $1,010,496, respectively)	$436,822,066	$322,046,580

(Continued on next page)

Statement of changes in net assets (Continued)

NUMBER OF FUND SHARES

Common shares outstanding at beginning of period	40,070,923	44,658,878

Shares repurchased (Note 5)	(789,594)	(4,585,704)

Retirement of shares held by the fund	—	(2,251)

Shares issued in connection with the merger of Putnam High
Yield Municipal Trust (Note 6)	18,007,034	—

Common shares outstanding at end of period	57,288,363	40,070,923

Remarketed preferred shares outstanding at beginning
of period	1,750	1,750

Preferred shares issued in connection with the merger
of Putnam High Yield Municipal Trust (Note 6)	900	—

Preferred shares issued — Series C (Note 4)	650	—

Remarketed preferred shares outstanding at end of period	3,300	1,750

* Unaudited

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

	Six months ended**			Year ended
	4/30/08	10/31/07	10/31/06	10/31/05	10/31/04	10/31/03

Net asset value,
beginning of period
(common shares)	$8.04	$8.37	$8.20	$8.18	$7.98	$7.84

Investment operations:
Net investment income (a)	.29	.55	.53	.51	.54	.61

Net realized and unrealized
gain (loss) on investments	(.45)	(.34)	.13	.04	.20	.14

Total from
investment operations	(.16)	.21	.66	.55	.74	.75

Distributions to
preferred shareholders:
From net investment income	(.07)	(.15)	(.13)	(.08)	(.04)	(.04)

Total from investment
operations (applicable
to common shareholders)	(.23)	.06	.53	.47	.70	.71

Distributions to
common shareholders:
From net investment income	(.20)	(.41)	(.41)	(.45)	(.50)	(.57)

Total distributions	(.20)	(.41)	(.41)	(.45)	(.50)	(.57)

Increase from
shares repurchased	.01	.02	.05	—(e)	—	—

Net asset value, end of period
(common shares)	$7.62	$8.04	$8.37	$8.20	$8.18	$7.98

Market price, end of period
(common shares)	$6.99	$7.18	$7.58	$7.15	$7.29	$7.34

Total return at market price (%)
(common shares) (b)	0.16*	(.14)	12.07	4.21	6.35	6.44

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(common shares)
(in thousands)	$436,822	$322,047	$373,773	$386,437	$386,073	$376,865

Ratio of expenses to
average net assets (%)(c,d)	.59*	1.21	1.14	1.30	1.28	1.27

Ratio of net investment income
to average net assets (%)(c)	2.84*	4.79	4.83	5.18	6.12	7.21

Portfolio turnover (%)	22.35*	15.26	23.14	21.87	25.54	40.82

(Continued on next page)

Financial highlights (Continued)

* Not annualized.

** Unaudited.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 4/30/08 (Unaudited)

Note 1: Significant accounting policies

Putnam Managed Municipal Income Trust (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund’s investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal. Up to 60% of the fund’s assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the funds’ management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Certain investments and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

D) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as a realized gains or loss. Certain interest rate swap contracts may include extended effective dates. Income related to these swap contracts is accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2007, the fund had a capital loss carryover of $44,075,898 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$ 1,237,146	October 31, 2008

1,641,465	October 31, 2009

3,729,886	October 31, 2010

25,837,158	October 31, 2011

8,560,869	October 31, 2012

300,620	October 31, 2013

2,376,260	October 31, 2014

392,494	October 31, 2015

As a result of the February 15, 2008 merger of Putnam High Yield Municipal Trust into the fund, the fund acquired $21,438,097 in capital loss carryovers which are subject to limitations imposed by the Code. The acquired capital loss carryover and the expiration dates are:

Loss Carryover	Expiration
$ 1,742,951	October 31, 2008

865,353	October 31, 2009

678,750	October 31, 2010

12,315,216	October 31, 2011

4,095,518	October 31, 2012

273,437	October 31, 2013

899,265	October 31, 2014

567,607	October 31, 2015

The aggregate identified cost on a tax basis is $659,606,295, resulting in gross unrealized appreciation and depreciation of $17,308,330 and $25,065,841, respectively, or net unrealized depreciation of $7,757,511.

F) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remar-keted preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and Series B shares, and a 7-day period for Series C shares. The applicable dividend rate for the remarketed preferred shares on April 30, 2008 was 2.90% for Series A, 2.88% for Series B and 2.88% for Series C. Beginning in February 2008, the fund has experienced unsuccessful remarket-ings of its remarketed preferred shares. As a result, the dividends paid on the remarketed preferred shares has been at the “maximum dividend rate”, pursuant to the fund’s by-laws, which based on the current credit quality of the remar-keted preferred shares equals 110% of the 60-day “AA” composite commercial paper rate. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

G) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2: Management fee, administrative services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the lesser of (i) an annual rate of 0.55% of the average net assets of the fund attributable to common and preferred shares outstanding or (ii) the following annual rates expressed as a percentage of the fund’s average net assets attributable to common and preferred shares outstanding: 0.65% of the first $500 million, and 0.55% of the next $500 million, with additional breakpoints at higher asset levels.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund’s gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than the effective management fee rate under the contract multiplied by the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average net assets. During the period ended April 30, 2008, the fund incurred $93,545 for custody and investor servicing agent functions provided by PFTC.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At April 30, 2008, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC's and State Street’s fees are reduced by credits allowed on cash balances. For the six months ended April 30, 2008, the fund's expenses were reduced by $18,636 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $368, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee's average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the six months ended April 30, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $135,132,318 and $123,443,031, respectively. There were no purchases or sales of U.S. government securities.

Note 4: Preferred shares

On February 19, 2008, Putnam High Yield Municipal Trust merged with and into the fund. A related two-for-one stock split of Series C remar-keted preferred shares of Putnam Managed Municipal Income Trust reduced the liquidation preference of these preferred shares from $100,000 to $50,000 per share. The stock split was necessary to accommodate the different per-share liquidation preferences of preferred shares of the merging series, and did not affect the aggregate liquidation preference of preferred shares held by any shareholder.

The Series A (550), Series B (550) and Series C (2,200) remarketed preferred shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share for Series A and B, and at $50,000 per share for Series C, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares. Additionally, the fund’s bylaws impose more stringent asset coverage requirements and restrictions relating to the rating of the remarketed preferred shares by the shares’ rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2008, no such restrictions have been placed on the fund.

Note 5: Shares repurchased

In September 2007, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2008 (based on shares outstanding as of October 5, 2007). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12 month period ending October 6, 2007 (based on shares outstanding as of October 7, 2005). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the six months ended April 30, 2008, the fund repurchased 789,594 common shares for an aggregate purchase price of $5,522,844, which reflects a weighted-average discount from net asset value per share of 10.71% ..

Note 6: Acquisition of Putnam HighYield Municipal Trust

On February 19, 2008, the fund issued 18,007,034 common shares, in exchange for common shares of Putnam High Yield Municipal Trust to acquire that fund’s net assets in a tax-free exchange approved by the shareholders. The common net assets of the fund and Putnam High Yield Municipal Trust on February 15, 2008, were $310,693,597 and $141,608,656 respectively. On February 15, 2008, Putnam High Yield Municipal Trust had distributions in excess of net investment income of $181,133, accumulated net realized loss of $24,733,409 and unrealized appreciation of $3,004,507. The aggregate common net assets of the fund immediately following the acquisition were $452,302,253.

On February 19, 2008, the fund also issued 900 Series C remarketed preferred shares in exchange for 900 Series A remarketed preferred shares of Putnam High Yield Municipal Trust. The liquidation preference of these shares is $45,000,000.

Information presented in the Statement of operations and changes in net assets reflect only the operations of Putnam Managed Municipal Income Trust.

Note 7: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Payments from Putnam Management will be distributed to certain open-end Putnam funds and their shareholders. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund's financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) — an amendment of FASB Statement No. 133 ("SFAS 133"), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity's financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statement disclosures.

Shareholder meeting
results (unaudited)

May 8, 2008 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld	Abstentions	Broker non votes

Jameson A. Baxter	49,883,109	2,193,577	14,764	—

Charles B. Curtis	49,873,109	2,203,577	14,764	—

Robert J. Darretta	49,875,182	2,201,504	14,764	—

Myra R. Drucker	49,869,468	2,207,218	14,764	—

Charles E. Haldeman, Jr.	49,874,510	2,202,176	14,764	—

Paul L. Joskow	49,881,778	2,194,908	14,764	—

Elizabeth T. Kennan	49,844,020	2,232,666	14,764	—

Kenneth R. Leibler	49,853,839	2,222,847	14,764	—

George Putnam, III	49,885,246	2,191,440	14,764	—

Richard B. Worley	49,876,859	2,199,827	14,764	—

Preferred shares
	Votes for	Votes withheld	Abstentions	Broker non votes

John A. Hill	2,684	467	—	—

Robert E. Patterson	2,684	467	—	—

All tabulations are rounded to the nearest whole number.

December 12, 2007 special meeting of shareholders

A proposal to approve an agreement and plan of merger with Putnam High Yield Municipal Trust and authorization, creation and issuance was approved as follows:

	Common shares
Votes for	Votes withheld	Abstentions

23,228,606	949,930	578,556

	Preferred shares
Votes for	Votes withheld	Abstentions

1,661	36	25

A proposal to approve a two-for-one stock split of Series C Remarketed Preferred shares was approved as follows:

Remarketed preferred shares Series A
Votes for	Votes withheld	Abstentions

522	6	17

Remarketed preferred shares Series B
Votes for	Votes withheld	Abstentions

515	30	5

Remarketed preferred shares Series C
Votes for	Votes withheld	Abstentions

627	0	0

Putnam puts your
interests first

Putnam has introduced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. Visit the Individual Investors section at www.putnam.com for details.

Cost-cutting initiatives

Ongoing expenses will be limited Through calendar 2008, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund’s industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Lower class B purchase limit To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be refused.)

Improved disclosure

Putnam fund prospectuses and shareholder reports have been revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, turnover comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts has also been enhanced to alert investors to potential cost savings.

Protecting investors’ interests

Short-term trading fee introduced To discourage short-term trading, which can interfere with a fund’s long-term strategy, a 1% short-term trading fee may be imposed on any Putnam fund shares (other than money market funds) redeemed or exchanged within seven calendar days of purchase (for certain funds, this fee applies for 90 days).

The Putnam
family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth funds	Value funds
Discovery Growth Fund	Classic Equity Fund
Growth Opportunities Fund	Convertible Income-Growth Trust
Health Sciences Trust	Equity Income Fund
International New Opportunities Fund*	The George Putnam Fund of Boston
New Opportunities Fund	The Putnam Fund for Growth
OTC & Emerging Growth Fund	and Income
Small Cap Growth Fund*	International Growth and Income Fund*
Vista Fund	Mid Cap Value Fund
Voyager Fund	New Value Fund
Small Cap Value Fund*

Blend funds	Income funds
Capital Appreciation Fund	American Government Income Fund
Capital Opportunities Fund*	Diversified Income Trust
Europe Equity Fund*	Floating Rate Income Fund
Global Equity Fund*	Global Income Trust*
Global Natural Resources Fund*	High Yield Advantage Fund*
International Capital	High Yield Trust*
Opportunities Fund*	Income Fund
International Equity Fund*	Money Market Fund†
Investors Fund	U.S. Government Income Trust
Research Fund
Tax Smart Equity Fund®
Utilities Growth and Income Fund

* A 1% redemption fee on total assets redeemed or exchanged within 90 days of purchase may be imposed for all share classes of these funds.

† An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income funds
AMT-Free Insured Municipal Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund†
Tax-Free High Yield Fund

State tax-free income funds:
Arizona, California, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania

Asset allocation funds|
Income Strategies Fund

Putnam Asset Allocation Funds — three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:
Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

Putnam RetirementReady® Funds
Putnam RetirementReady Funds — ten investment portfolios that offer diversification among stocks, bonds, and money market instruments and adjust to become more conservative over time based on a target date for withdrawing assets.

The ten funds:
Putnam RetirementReady 2050 Fund
Putnam RetirementReady 2045 Fund
Putnam RetirementReady 2040 Fund
Putnam RetirementReady 2035 Fund
Putnam RetirementReady 2030 Fund
Putnam RetirementReady 2025 Fund
Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

With the exception of money market funds, a 1% redemption fee may be applied to shares exchanged or sold within 7 days of purchase (90 days, for certain funds).

Check your account balances and the most recent month-end performance in the Individual Investors section at www.putnam.com.

Fund information

About Putnam Investments

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Francis J. McNamara, III
Putnam Investment	Charles E. Haldeman, Jr.	Vice President and
Management, LLC	President	Chief Legal Officer
One Post Office Square
Boston, MA 02109	Charles E. Porter	Robert R. Leveille
	Executive Vice President,	Vice President and
	Principal Executive Officer,	Chief Compliance Officer
Marketing Services	Associate Treasurer and
Putnam Retail Management	Compliance Liaison	Mark C. Trenchard
One Post Office Square		Vice President and
Boston, MA 02109	Jonathan S. Horwitz	BSA Compliance Officer
Senior Vice President
Custodian	and Treasurer	Judith Cohen
State Street Bank and		Vice President, Clerk and
Trust Company	Steven D. Krichmar	Assistant Treasurer
Vice President and
Legal Counsel	Principal Financial Officer	Wanda M. McManus
Ropes & Gray LLP		Vice President, Senior Associate
	Janet C. Smith	Treasurer and Assistant Clerk
Trustees	Vice President, Principal
John A. Hill, Chairman	Accounting Officer and	Nancy E. Florek
Jameson Adkins Baxter,	Assistant Treasurer	Vice President, Assistant Clerk,
Vice Chairman		Assistant Treasurer and
Charles B. Curtis	Susan G. Malloy	Proxy Manager
Robert J. Darretta	Vice President and
Myra R. Drucker	Assistant Treasurer
Charles E. Haldeman, Jr.
Paul L. Joskow	Beth S. Mazor
Elizabeth T. Kennan	Vice President
Kenneth R. Leibler
Robert E. Patterson	James P. Pappas
George Putnam, III	Vice President
Richard B. Worley

Call 1-800-225-1581 weekdays between 8:30 a.m. and 8:00 p.m. or on Saturday between 9:00 a.m. and 5:00 p.m. Eastern Time, or visit our Web site (www.putnam.com) anytime for up-to-date information about the fund’s NAV.

PUTNAM
INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Forwarding Service Requested

SA700 251214 6/08

Item 2. Code of Ethics:

Not Applicable

Item 3. Audit Committee Financial Expert:

Not Applicable

Item 4. Principal Accountant Fees and Services:

Not Applicable

Item 5. Audit Committee

Not Applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable

(b) There have been no changes to the list of the registrant’s identified portfolio managers included in the registrant’s report on Form N-CSR for the most recent completed fiscal year.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities

Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

November 1 -
November 30,
2007	302,101	$6.53	302,101	3,597,157
December 1 -
December 31,
2007	260,800	$7.62	260,800	3,336,357

January 1 -
January 31,
2008	-	-	-	3,336,357
February 1 -
February 28,
2008	20,452	$7.12	20,452	4,915,429***
March 1 -
March 31, 2008	206,241	$6.87	206,241	4,709,188
April 1 - April
30, 2008	-	-	-	4,709,188

*The Board of Trustees announced a repurchase plan on October 7, 2005 for which 2,360,317 shares were approved for repurchase by the fund. The repurchase plan was approved through October 6, 2006. On March 10, 2006, the Trustees announced that the repurchase program was increased to allow repurchases of up to a total of 4,720,634 shares over the original term of the program. On September 15, 2006, the Trustees voted to extend the term of the repurchase program through October 6, 2007. In September 2007, the Trustees announced that the repurchase program was increased to allow repurchases up to a total 4,019,074 shares through October 7, 2008.

**Information prior to October 6, 2007 is based on the total number of shares eligible for repurchase under the program, as amended through September 15, 2006. Information from October 6, 2007 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2007.

*** Includes 1,599,524 additional shares eligible for repurchase under the program resulting from the merger of Putnam High Yield Municipal Trust into the fund in February 2008.

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Managed Municipal Income Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: June 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: June 27, 2008
By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: June 27, 2008